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                                                                    EXHIBIT 99.5

CONFORMED COPY

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                                TRUST INDENTURE



                          Dated as of January 1, 1992



                                    Between



                               KMART CORPORATION



                                      And



                                      XXX



                                      And



                                 XXXXXXXXXX,



                                                                     AS TRUSTEES


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                               TABLE OF CONTENTS


SECTION                               HEADING                             PAGE
Parties...................................................................  1
Recitals..................................................................  1


SECTION 1.    INTERPRETATION OF AGREEMENT; DEFINITIONS....................  2

        Section 1.1.  Definitions.........................................  2
        Section 1.2.  Accounting Principles............................... 10
        Section 1.3.  Directly or Indirectly.............................. 10



SECTION 2.    THE NOTES................................................... 11

        Section 2.1.  Description of Notes................................ 11
        Section 2.2.  Improvement Notes................................... 11
        Section 2.3.  Denominations; Execution of Notes; Certificate of
                      Authentication...................................... 16
        Section 2.4.  Payment of the Notes................................ 16
        Section 2.5.  The Register........................................ 17
        Section 2.6.  Transfers and Exchanges............................. 17
        Section 2.7.  The New Notes....................................... 18
        Section 2.8.  Cancellation of Notes............................... 18
        Section 2.9.  Corporate Trustee as Agent.......................... 19
        Section 2.10. Ownership........................................... 19


SECTION 3.    PARTICULAR COVENANTS OF THE COMPANY......................... 19

        Section 3.1.  Warranty of Title................................... 19
        Section 3.2.  Payment of Principal, Premium and Interest.......... 19
        Section 3.3.  Office for Notices.................................. 19
        Section 3.4.  Note Agreement and Mortgage Covenants............... 20
        Section 3.5.  Maintenance of Corporate Existence, Rights.......... 20
        Section 3.6.  Maintenance of Lien; Recording...................... 20
        Section 3.7.  Further Assurances; Right of Trustees to Perform....
                      its Covenants....................................... 21
        Section 3.8.  Maintenance of Property............................. 21
        Section 3.9.  Insurance........................................... 22
        Section 3.10. Payment of Taxes and Other Charges.................. 22
        Section 3.11. Compliance with Laws................................ 22
        Section 3.12  Mergers and Consolidations.......................... 23
        Section 3.13. Consolidated Tangible Net Worth..................... 23
        Section 3.14. Maintenance of Rating............................... 23
        Section 3.15. Termination of Pension Plans........................ 23
        Section 3.16  Transactions with Affiliates........................ 23
        Section 3.17. Repurchase of Notes................................. 24
        Section 3.18. Financial Information and Reports................... 24



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        Section 3.19.  Notice of Default..................................... 26

SECTION 4.    POSSESSION, USE, SUBSTITUTION AND RELEASE OF
              PROPERTY....................................................... 27

        Section 4.1.  Company's Right of Possession.......................... 27
        Section 4.2.  Release of Mortgaged Property - Consent of
                      Noteholders............................................ 27

SECTION 5.    PREPAYMENT OF NOTES............................................ 27

        Section 5.1.  Prepayments and Manner Thereof......................... 27
        Section 5.2.  Optional Prepayment in the Event of Casualty or
                      Condemnation........................................... 27
        Section 5.3.  Optional Prepayment upon Election to Withdraw.......... 27
        Section 5.4.  Optional Prepayment with Premium....................... 28
        Section 5.5.  Prepayment of Notes upon a Designated Event............ 28
        Section 5.6.  Optional Prepayment of Notes upon Determination to
                      Remain Dark............................................ 30
        Section 5.7.  Notice of Prepayments.................................. 30
        Section 5.8.  Allocation of Prepayments.............................. 31

SECTION 6.    REMEDIES OF THE TRUSTEES AND THE NOTEHOLDERS................... 31


        Section 6.1.  Definition of Event of Default......................... 31
        Section 6.2.  Suits for Endorsement; Power of Sale................... 33
        Section 6.3.  Foreclosure and Sale of Mortgaged Property............. 34
        Section 6.4.  Adjournment of Sale.................................... 34
        Section 6.5.  Trustees May Execute Conveyances and Deliver
                      Possession; Sale a Bar................................. 34
        Section 6.6.  Receipt Sufficient Discharge for Purchaser............. 35
        Section 6.7.  Sale to Accelerate Notes............................... 35
        Section 6.8.  Application of Proceeds of Sale........................ 35
        Section 6.9.  Purchase of Mortgaged Properties....................... 36
        Section 6.10. Trustees Entitled to Appointment of Receiver........... 36
        Section 6.11. Trustees May Enforce Rights without Notes.............. 36
        Section 6.12. Notice of Event of Default; Waiver..................... 37
        Section 6.13. Limitation on Noteholders' Right to Sue................ 37
        Section 6.14. Remedies Cumulative.................................... 38
        Section 6.15. Delay or Omission Not a Waiver......................... 38
        Section 6.16. Waiver of Extension, Appraisement, Stay, Laws.......... 38
        Section 6.17. Restoration of Positions............................... 39
        Section 6.18. Control of Remedies by Noteholders..................... 39
        Section 6.19  Trustees May File Proofs of Claims..................... 39
        Section 6.20. Remedies Subject to Provisions of Law.................. 40

SECTION 7.    CONCERNING THE TRUSTEES........................................ 40

        Section 7.1.  Duties of Trustees..................................... 40
        Section 7.2.  Trustees' Liability.................................... 40
        Section 7.3.  No Responsibility of Trustees for Recitals............. 42


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        Section 7.4.  Compensation and Expenses of Trustees;
                      Indemnification; Lien Therefore........................ 42
        Section 7.5.  Moneys Received by Trustees; Trust Funds ..............
                      - Segregation.......................................... 43
        Section 7.6.  Action by Individual Trustee........................... 43
        Section 7.7.  Resignation of Corporate Trustee....................... 43
        Section 7.8.  Removal of Corporate Trustee........................... 43
        Section 7.9.  Appointment of Successor Corporate Trustee............. 43
        Section 7.10. Succession of Successor Trustee........................ 44
        Section 7.11. Eligibility of Corporate Trustee....................... 44
        Section 7.12. Successor Trustee by Merger............................ 44
        Section 7.13. Resignation of Individual Trustee...................... 45
        Section 7.14. Removal of Individual Trustee.......................... 45
        Section 7.15. Appointment of Successor to Individual Trustee......... 45
        Section 7.16. Succession of Successor to Individual Trustee.......... 45
        Section 7.17. Co-Corporate Trustees.................................. 46

SECTION 8.   SUPPLEMENTAL INDENTURES, AMENDMENTS, WAIVERS AND
             CONSENTS........................................................ 47

        Section 8.1. Supplemental Indentures, Amendments, Waivers and
                     Consents by Noteholders................................. 47
        Section 8.2. Solicitation of Noteholders............................. 48
        Section 8.3. Notice of Supplemental Indentures Amendments,
                     Waivers and Consents.................................... 48
        Section 8.4. Opinion of Counsel Conclusive as to Supplemental
                     Indenture, Amendment, Waiver and Consent................ 48
        Section 8.5. Expenses of Supplemental Indentures; Amendments,
                     Waivers and Consents.................................... 49

SECTION 9.   ACTION BY NOTEHOLDERS .......................................... 49

        Section 9.1. Evidence of Action by Noteholders....................... 49
        Section 9.2. Noteholders' Execution of Instruments; Proof
                     of Holdings............................................. 49

SECTION 10.  DISCHARGE....................................................... 49

        Section 10.1 Discharge............................................... 49

        Section 10.2. Corporate Trustee's Retention of Moneys
                      Deposited for Payment of Notes......................... 50

SECTION 11.   MISCELLANEOUS PROVISIONS....................................... 50

        Section 11.1. Recapture.............................................. 50
        Section 11.2. Indenture for Benefit of Parties Hereto................ 51
        Section 11.3. Severability........................................... 51
        Section 11.4. Basis of Opinions of Counsel and Certificates.......... 51
        Section 11.5. Addresses for Notices and Demands...................... 51
        Section 11.6. Environmental Indemnity and Covenant Not to Sue........ 52

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        Section 11.7.Successors and Assigns........................... 53
        Section 11.8.Counterparts; Descriptive Headings............... 53
        Section 11.9.Governing Law.................................... 53

Signatures............................................................ 54

ATTACHMENT TO TRUST INDENTURE:

Exhibit A  - Form of 9.06% Senior Secured Note due February 1, 2012



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                                TRUST INDENTURE

  TRUST INDENTURE dated as of January 1, 1992 (herein, as the same may be amended or supplemented from time to time, called the "Indenture") between KMART CORPORATION, a Michigan corporation (the "Company"), whose post office address is International Headquarters, 3100 West Big Beaver Road, Troy, Michigan 48084-3163, and XXX, a national banking association (the
"Corporate Trustee"), whose post office address is, XXX Attention: Corporate
Trust Department, and   XXXXXXXXXX (the "Individual Trustee"), whose post
office address is XXX, Attention: Corporate Trust Department, as trustees (the Individual Trustee and the Corporate Trustee being herein collectively referred to as the "Trustees").

  WHEREAS, the defined terms used in this Indenture shall have the respective meanings indicated in Section 1.1 unless elsewhere defined or the context shall otherwise require; and

  WHEREAS, the Company has the power and proposes to issue its 9.06% Senior Secured Notes due February 1, 2012 (the "Initial Notes", such Initial Notes, together with the Improvement Notes which may be issued from time to time pursuant to this Indenture, being hereinafter collectively referred to as the "Notes") which Notes are to be issued under and secured by this Indenture; and

  WHEREAS, all things necessary to make the Notes, when executed by the Company, the valid obligations of the Company, and to constitute this Indenture, together with the Mortgages, a valid Pledge for the security of the Notes in accordance with the terms of this Indenture have been done or authorized;

  NOW, THEREFORE, in consideration of the premises, the acceptance by the Trustees of the trust created hereby, the purchase and acceptance of the Notes by the purchasers thereof and the sum of Seventy-One Million Four Hundred Seventeen Thousand Five Hundred Ninety and 00/100 (U.S. $71,417,590.00) Dollars and other good and valuable consideration, receipt whereof upon the delivery of this Indenture the Company hereby acknowledges, and in order to secure the equal and pro rata payment of both the principal of and interest and premium, if any, on the Notes at any time outstanding hereunder according to their tenor and the provisions hereof and to secure all other indebtedness secured by this Indenture or any of the Mortgages, and to secure the faithful performance and observance of all the covenants and provisions in the Notes, the Note Agreements, the Mortgages and in this Indenture contained, and to declare the terms and conditions upon which the Notes will be secured, authenticated, issued, transferred and exchanged, the Company has executed and delivered this Indenture and certain other agreements referred to herein to which it is a party, and has Pledged and by these presents does Pledge unto the Trustees and to their successors in the trust hereby created all of the Company's estate, right, title and interest in, to and under any and all of the Mortgaged Properties (as hereinafter defined, and including all such additional Mortgaged Properties as may hereafter be Pledged to the Trustees hereunder and any substitute or substitutes therefor or replacement or replacements thereof

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as and to the extent required under this Indenture or any of the Mortgages and any and all moneys and other property delivered to the Trustees and all income and proceeds from any of the foregoing), which together with all the benefits and rights of the Trustees and the holders of the Notes arising by, through, under or on account of this Indenture, the Notes or any of the Mortgages are hereinafter collectively called the "Trust Estate".

  TO HAVE AND TO HOLD all and singular the Trust Estate whether now owned or held, or hereafter acquired, unto the Trustees, their successors in trust and assigns forever;

  IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Notes from time to time outstanding hereunder, without preference, priority or distinction of any thereof over any other by reason of difference in time of issuance, sale, authentication, delivery or otherwise, and for the enforcement of the payment of the principal of, premium, if any, and interest on the Notes in accordance with their terms, and all other sums payable under this Indenture, the Note Agreements or the Mortgages or on the Notes, and the observance and performance of the provisions of, the Note Agreements, the Mortgages and this Indenture, all as herein provided.

  IT IS HEREBY COVENANTED, DECLARED AND AGREED, that the Notes are to be issued, authenticated, delivered and secured, and that the Trust Estate is to be held, dealt with and disposed of by the Trustees, upon and subject to the provisions of this Indenture.

  IT IS HEREBY FURTHER COVENANTED, DECLARED AND AGREED, that all of the Notes are to be authenticated and delivered and the Trust Estate is to be held and applied by the Trustees subject to the further covenants, conditions and trusts hereinafter set forth, and the Company does hereby covenant and agree to and with the Trustees, for the equal and proportionate benefit of all holders of the Notes as follows:

SECTION 1.  INTERPRETATION OF AGREEMENT; DEFINITIONS.

  Section 1.1. Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

      "Affiliate" shall mean any Person, other than a Subsidiary (a) which, directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, (b) which beneficially owns or holds 5% or more of any class of the Voting Stock of the Company, or (c) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the Securities of such Person shall confer any rights or interests similar to the Voting Stock of a corporation) of which is beneficially owned or held by the Company or Subsidiary. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Stock, by contract or otherwise.

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      "ALTA" shall have the meaning assigned thereto in Section 6(c) of the Note
  Agreements.

      "Aggregate Total Cost" shall mean an amount equal to the sum of the Total Cost of all Mortgaged Properties of the Company which were or are subject to the lien of a Mortgage originally delivered on the Closing Date to the Trustees for the benefit of the holders of the Notes under and pursuant to the Note Agreements.

      "Business Day" shall mean any day other than a Saturday, Sunday, statutory holiday or other day on which banks in Detroit, Michigan, New York, New York, XXX or XXX are required by law to close.

      "California Deed of Trust" shall mean any Mortgage the subject of which is a Mortgaged Property located in the State of California.

      "Closing Date" shall have the meaning assigned thereto in the Note Agreements.

      "Company" shall mean Kmart Corporation, a Michigan corporation, and any corporation succeeding to all or substantially all of the Properties and business of Kmart Corporation and each substitution and replacement thereof.

      "Company Notice" shall have the meaning set forth in Section 5.5(a).

      "Consolidated Net Worth" shall mean, as of the date of any determination thereof, the amount of the capital stock accounts (net of treasury stock, at cost) plus (or minus in the case of a deficit) the surplus and retained earnings of the Company and its Subsidiaries.

      "Consolidated Tangible Net Worth" shall mean, as of the date of any determination thereof, the algebraic sum of:

   (a) Consolidated Net Worth,

  MINUS

   (b) the net book value, after deducting any reserves applicable thereto, of all items of the following character which are included in the assets of the Company and its Subsidiaries, to wit:

     (1) the incremental increases in an asset resulting from any reappraisal, revaluation or write-up of assets;

     (2) goodwill, organization or experimental expenses, patents, patent applications, permits, trademarks, trade names, copyrights, licenses, research and development expenses, franchises and other like intangibles and unamortized debt discount and expense;

MINUS

      (c) the net book value of all shares of preferred stock of the Company which are subject to sinking fund or other like mandatory prepayment provisions;

MINUS
      (d) deferred income taxes and deferred investment tax credits of the Company and its Subsidiaries;

all determined in accordance with GAAP.

      "Default" shall mean any event which would constitute an Event of Default if all requirements in connection therewith for the giving of notice, the lapse of time, and the happening of any further condition, event or act, had been satisfied.

      "Designated Event" shall have the meaning set forth in Section 5.5(c).

      "Designated Event Delayed Prepayment Date" shall have the meaning set forth in Section 5.5(b).

      "Designated Event Prepayment Date" shall have the meaning set forth in
  Section 5.5(a).

      "Environmental Legal Requirement" shall mean any international, Federal, state or local statute, law, regulation, order, consent decree, judgment, permit, license, code, covenant, deed restriction, common law, treaty, convention, ordinance or other requirement relating to public health, safety or the environment, including, without limitation, those relating to releases, discharges or emissions to air, water, land or groundwater, to the withdrawal or use of groundwater, to the use and handling of polychlorinated biphenyls or asbestos, to the disposal, treatment, storage or management of hazardous or solid waste, or Hazardous Substances or crude oil, or any fraction thereof, or to exposure to toxic or hazardous materials, to the handling, transportation, discharge or release of gaseous or liquid Hazardous Substances and any regulation, order, notice or demand issued pursuant to such law, statute or ordinance, in each case applicable to the property of the Company and its Subsidiaries or the operation, construction or modification of any thereof, including without limitation the following: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, the Hazardous Materials Transportation Act, as amended, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1976, the Safe Drinking Water Control Act, the Clean Air Act of 1966, as amended, the Toxic Substances Control Act of 1976, the Occupational Safety and Health Act of 1977, as amended, the

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   Emergency Planning and Community Right-to-Know Act of 1986, the National
   Environmental Policy Act of 1975, the Oil Pollution Act of 1990 and any similar or implementing state law, and any state statute and any further amendments to these laws providing for financial responsibility for cleanup or other actions with respect to the release or threatened release of Hazardous Substances or crude oil, or any fraction thereof and all rules, regulations, guidance documents and publication promulgated thereunder.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

      "Event of Default" shall mean any of the Events of Default referred to in
   Section 6.1 hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as the same shall be amended from time to time.

      "Fee-Owned Mortgaged Property" shall mean individually each of the 10 retail discount stores more fully described on Schedule II, Part A, attached to the Note Agreement, title to each of which stores is owned in fee simple by the Company, and each and every substitution and replacement thereof in accordance with the terms and provisions of this Indenture and the related Mortgage, provided that any such substitution or replacement of any thereof shall be a Fee-Owned Mortgaged Property. "Fee-Owned Mortgaged Properties" shall mean collectively all of the Fee-Owned Mortgaged Properties.

      "GAAP" shall mean generally accepted accounting principles.

      "Hazardous Substance" shall mean any hazardous or toxic material, substance or waste pollutant or contaminant which is regulated as such under any statute, law, ordinance, rule or regulation of any Federal, regional, state or local authority having jurisdiction over any of the Mortgaged Properties or its use, including but not limited to any material, substance or waste which is: (a) defined as a hazardous substance under Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), as amended; (b) regulated as a hazardous waste under Section 1004 of the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), as amended; (c) defined as a hazardous substance under Section 101 of
   the Comprehensive    Environmental Response, Compensation and Liability Act
   as amended, or (d) defined or regulated as a hazardous substance or hazardous waste under any rules or regulations promulgated under any of the foregoing statutes.

      "Improvements" shall mean any capital replacements, additions or improvements to any of the Mortgaged Properties which the Company is not otherwise required to make by the terms of the Mortgage relating to such Mortgaged Property.

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     "Improvement Notes" shall mean any of the Improvement Notes issued pursuant to Section 2.2 hereof.

     "Initial Purchasers" shall mean XXX, XXXXXXXXXX, XXX, XXXXXXXXXX, XXX XXXXXXXXXX and XXX, as purchasers under the Note Agreements, and any Person affiliated therewith, so long as the Initial Purchasers or any such Person or the respective nominees of any thereof are holders of any of the Notes.

      "Institutional Investor" shall mean any of the following Persons: (a) any bank, savings and loan association, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (b) any charitable foundation, (c) any insurance company, (d) any fraternal benefit society, (e) any pension, retirement or profit sharing trust or fund within the meaning of Title I of ERISA or for which any bank, trust company, national banking association or investment adviser registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent, (f) any investment company or business development company, as defined in the Investment Company Act of 1940, as amended, (g) any small business investment company licensed under the Small Business Investment Act of 1958, as amended, (h) any broker or dealer registered under the Securities Exchange Act of 1934, as amended, or any investment adviser registered under the Investment Adviser Act of 1940, as amended, (i) any corporation, partnership, Massachusetts or similar business trust or common or collective investment vehicle, (j) any government, any public employees' pension or retirement system, or any other government agency supervising the investment of public funds, (k) any other entity all of the equity owners of which are Institutional Investors or (1) any other Person which may be within the definition of "qualified institutional buyer" as such term is used in Rule 144A, as from time to time in effect, promulgated under the Securities Act of 1933, as amended.

      "Investment Grade" shall mean a rating of at least "Baa3" in the case of a rating by Moody's and a rating of at least "BBB-" in the case of a rating by S&P or the then equivalent of such rating by Moody's or S&P, as the case may be.

      "Leasehold Mortgaged Property" shall mean the retail discount store more fully described on Schedule 11, Part B, attached to the Note Agreement in which the Company holds a leasehold interest, and each and every substitution and replacement thereof in accordance with the terms and provisions of this Indenture and the related Mortgage, provided that if any such substitution or replacement is a Leasehold Mortgaged Property, the ground lease relating thereto shall be in form and substance satisfactory to the holders of at least 66-2/3% of the outstanding principal amount of the Notes.



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      "Make Whole Amount" shall mean at any time with respect to any prepayment or payment (whether on account of acceleration or otherwise) of the Notes, to the extent that the Adjusted Reinvestment Yield at such time is lower than 9.06%, the excess of (a) the present value of the remaining principal and interest payments to become due on that portion of the Notes to be prepaid or paid, as the case may be, that would otherwise become due and payable
  (without giving effect to such prepayment or payment, as the case may be) discounted at a rate which is equal to the Adjusted Reinvestment Yield applicable to such Notes over (b) 100% of the principal amount of such Notes then to be prepaid or paid, as the case may be, plus accrued interest thereon to the date of prepayment. To the extent that the Adjusted Reinvestment
  Yield at the time of such prepayment or payment, as the case may be, is equal to or higher than 9.06% the Make Whole Amount is zero.

         "Adjusted Reinvestment Yield" shall mean the Reinvestment Yield plus .50%.

         "Reinvestment Yield" shall be the arithmetic mean of the rates published in the Statistical Release under the caption "U.S. Government Securities Treasury Constant Maturities" for the maturity corresponding to the remaining Weighted Average Life to Maturity of such Notes to be prepaid or paid, as the case may be, as of the date of such payment or prepayment, as the case may be, rounded to the nearest month. If no maturity exactly corresponds to the rounded Weighted Average Life to Maturity of such Notes to be prepaid or paid, as the case may be, yields for the two most closely corresponding published maturities next above and below the rounded Weighted Average Life to Maturity of such Notes to be prepaid or paid, as the case may be, shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Yield shall be interpolated for such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For purposes of calculating the Reinvestment Yield, the most recent Statistical Release published prior to the date of payment or prepayment, as the case may be, hereunder shall be used.

         "Statistical Release" shall mean the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded U.S. Government Securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination hereunder, then such other reasonably comparable index which shall be designated by the holders of 51% in aggregate principal amount of the outstanding Notes being prepaid.

         "Weighted Average Life to Maturity" in respect to the Notes shall mean, as at the time of determination, the number of years obtained by dividing the then Remaining Dollar-years of the Notes, by the outstanding principal amount of such Notes. The term "Remaining Dollar-years" of the Notes means the amount obtained by (a) multiplying (1) the amount of each then remaining required principal payment (including repayment at final maturity), by (2) the number of years (calculated to the nearest one-twelfth) which will elapse between the time of determination and the date such required repayment is due, and (b) totaling all the products obtained in (a).

            "Moody's" shall mean Moody's Investors Service, Inc. or any successor thereto.

      "Mortgaged Property" shall mean individually each of the Fee-Owned Mortgaged Properties or the Leasehold Mortgaged Property. "Mortgaged Properties" shall mean collectively all of the Mortgaged Properties.

      "Mortgage" shall mean individually (a) each mortgage, deed of trust, deed to secure debt or similar instrument executed and delivered by the Company on the Closing Date under the Note Agreements and (b) each mortgage, deed of trust, deed to secure debt or similar security instrument executed in connection with the substitution or replacement of any Mortgaged Property, as any thereof may from time to time be supplemented or amended. "Mortgages" shall mean collectively all of the Mortgages.

      "Multiemployer Plan" shall have the meaning assigned thereto in ERISA.

      "Note Agreements" shall mean the separate and several Note Agreements, each dated as of January 1, 1992 between the Company and the Initial Purchasers, respectively.

      "Noteholder Notice" shall have the meaning set forth in Section 5.5(a).

      "Notes" shall have the meaning specified in the Recitals.

      "Officers' Certificate" shall mean a certificate signed by any two of the President, any Vice President, the Treasurer or the Secretary of the Company.

      "Opinion of Counsel" shall mean an opinion in writing signed by independent legal counsel who shall be satisfactory to the Corporate Trustee, and who may be independent counsel to the Company.

      "Outstanding" when used with reference to Notes shall mean, as of any particular time, all Notes authenticated and delivered by the Corporate Trustee under this Indenture, except:

           (a) Notes cancelled by the Corporate Trustee or delivered to the Corporate Trustee for cancellation;

           (b) Notes purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates;

           (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of
      Section 2.6.

      "Overdue Rate" shall mean the lesser of (a) the maximum rate permitted by applicable law and (b) 11.06% per annum.

      "Pension Plan" shall mean any "employee pension benefit plan", as such term is defined in Section 3(2) of ERISA maintained by the Company and its Subsidiaries for its employees and covered by Title IV of ERISA or to which
   Section 412 of the Internal Revenue Code of 1986, as amended, applies, as from time to time in effect.

      "Person" shall mean an individual, partnership, corporation, trust, unincorporated association or other organization, or a government or any department or agency thereof.

      "Pledge" shall mean to grant a security interest in, mortgage, warrant, bargain, sell, release, convey, assign, transfer, pledge and/or hypothecate, all or any as may be necessary to create a first mortgage lien on a Mortgaged Property.

      "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

      "Register" shall have the meaning specified in Section 2.5.

      "Reimbursable Expenses" shall mean the unreimbursed out-of-pocket expenses which have been incurred by the Company in connection with the construction or acquisition of Improvements of or to any Mortgaged Property, which Improvements are permitted by Section 2.5 of the Mortgage relating to such Mortgaged Property but do not constitute repairs or restoration which the Company is required to make upon such Mortgaged Property pursuant to any provision of this Indenture or the Mortgage relating to such Mortgaged Property. The construction of any such Improvements shall have commenced not earlier than two years prior to the date the Company proposes to issue Improvement Notes in connection therewith and shall have been completed and the amount of such Reimbursable Expenses shall not be less than U.S. $500,000.

      "Responsible Officer" shall mean the President, the Executive Vice President, any Vice President or the Treasurer of the Company.


      "Security" shall have the same meaning as in Section 2(l) of the Securities Act of 1933, as amended.

      "S&P" shall mean Standard & Poor's Corporation or any successor thereto.

      "Subsidiary" shall mean a corporation:

            (a) organized under the laws of the United States or a jurisdiction thereof, the laws of Canada or a Province thereof or the laws of Puerto Rico;

            (b) which conducts substantially all of its business and has substantially all of its Property within the United States, Canada or Puerto Rico; and

            (c) at least 50% (by number of votes) of the Voting Stock of which is legally and beneficially owned by the Company and its Wholly-Owned Subsidiaries.


      "Title Company" shall mean First American Title Insurance Company or such other nationally recognized title insurance company which shall be acceptable to the holders of at least 51% of the outstanding principal amount of the Notes.

      "Total Cost" of a Mortgaged Property shall mean the sum of (a) the actual construction cost and purchase price, including the cost of land, buildings, signs, landscaping, architectural and engineering fees and the cost of any improvements made thereto, whether financed by Improvement Notes, if any, or otherwise, but excluding the cost of trade fixtures, furniture and equipment and (b) all fees and expenses referred to in Section 9 of the Note Agreements allocated by the Company to such Mortgaged Property and the physical survey and title charges referred to in Section 6(c) and 6(g) of the Note Agreements in respect of such Mortgaged Property incurred by the Company in connection with the acquisition of such Mortgaged Property and, the construction of the buildings and improvements thereon; provided that the aggregate amount of the fees, expenses, charges and costs described in this clause (b) and included in the Total Cost of such Mortgaged Property shall not exceed 10% of the aggregate amount thereof.

      "U.S.$" or "U.S. Dollars" shall mean lawful currency of the United States of America in same day immediately available freely transferable funds.

      "Voting Stock" shall mean Securities of any class or classes of a corporation the holders of which ordinarily, in the absence of contingencies, are entitled to elect a majority of the corporate directors (or Persons performing similar functions).

      "Wholly-Owned Subsidiary" shall mean any Subsidiary of which all of the equity Securities (except directors' qualifying shares) are owned by the Company and/or the Company's other Wholly-Owned Subsidiaries.

    Section 1.2. Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Indenture, the same shall be done in accordance with United States GAAP, to the extent applicable.

    Section 1.3. Directly or Indirectly. Where any provision in this Indenture refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether the action in question is taken directly or indirectly by such Person.

SECTION 2.     THE NOTES.

  Section 2.1. Description of Notes. (a) There is hereby created under this Indenture, a series of Notes entitled "9.06% Senior Secured Notes due February 1, 2012" limited to U.S. $71,417,590.00 in aggregate principal amount, exclusive of the principal amounts of Secured Notes issued pursuant to Sections
2.2 and 2.6 hereof. The Notes shall be issuable as fully registered Notes in the forms attached hereto as Exhibit A.

  (b) The Notes shall be dated the date of issuance thereof (except in the case of Notes issued pursuant to Section 2.6), shall bear interest on the unpaid principal amount thereof at the rate of 9.06% per annum and at the Overdue Rate on any overdue principal thereof and on any overdue premium and (to the extent permitted by law) any overdue interest thereon (computed, in each case, on the basis of a 360-day year of twelve 30-day months).

  (c)  The Notes will be expressed to mature as follows:

   (1) an installment of interest only for the period from and including the date of issue to but not including February 1, 1992, payable on February 1, 1992;

   (2) two hundred thirty-nine (239) equal installments, including both principal and interest, each in an amount equal to .903589% of the original principal amount of such Notes, payable monthly on March 1, 1992 and on the first day of each month thereafter to and including January 1, 2012; and

   (3) a final installment on February 1, 2012 in an amount equal to the entire principal and interest remaining unpaid as of said date.

  (d) Interest, premium, if any, and principal payments in respect of the Initial Notes will be made by the Company on the respective dates for the payment thereof by deposit with the Corporate Trustee or by bank wire transfer of Federal reserve funds or other funds current and immediately available to the Corporate Trustee in its account in XXX, each such payment to be made in sufficient time (but in any event not later than 11:00 a.m. New York, New York time) so as to permit the Corporate Trustee to satisfy the requirements of
Section 2.4(b).

  (e) The Notes and the Corporate Trustee's certificate of authentication to be borne by the Notes shall be substantially of the tenor and purport as set forth in Exhibit A hereto, and the Initial Notes may have such letters, numbers or other marks of identification or designation and such legends or endorsements thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or any rule or regulation made pursuant thereto, and in any such event as are acceptable to the holders of at least 66-2/3% of the outstanding principal amount of the Initial Notes.

  Section 2.2. Improvement Notes. (a) From time to time the Company may, on the date for payment of an installment of principal and interest, issue Improvement Notes (the

"Improvement Notes") with respect to any of the Mortgaged Properties to finance the Reimbursable Expenses of the Company with respect to such Improvements, subject to compliance with the provisions of subsection (c) below and the rights of the Initial Purchasers under the Note Agreements and provided that the aggregate original principal amount of each series of Improvement Notes (1) is not less than U.S. $500,000, and (2) does not exceed 100% of the Company's Reimbursable Expenses in respect of such Improvements. Each series of Improvement Notes will be issued solely for the purpose of financing the Company's Reimbursable Expenses incurred with respect to Improvements to the Mortgaged Properties. All such Improvement Notes issued by the Company on any one date shall constitute a separate series of Improvement Notes hereunder.
The Company shall deliver such Improvement Notes to the Corporate Trustee for authentication, and such Improvement Notes shall be authenticated by the Corporate Trustee and delivered in accordance with the order of the Company evidenced by an Officers' Certificate.

  (b) Each series of Improvement Notes shall be created and designated as shall be prescribed by the supplemental indenture creating such series referred to in clause (4) of subsection (c) below, and the Improvement Notes of such series shall:

   (1) be in such form, bear interest on the unpaid principal amount thereof at such rate, and be subject to such prepayments at the option of the Company (in addition to any prepayments as provided in Section 5), as shall be prescribed in such supplemental indenture;

   (2) not exceed 100% of the Company's Reimbursable Expenses with respect to the related Improvements to a Mortgaged Property;

   (3) not provide for prepayments of principal at a rate greater than that provided in respect of the Initial Notes and not mature earlier than the maturity date of the Initial Notes;

   (4) not have a Weighted Average Life to Maturity shorter than the then remaining Weighted Average Life to Maturity of the Initial Notes;

   (5) be dated the date of issue (except in the case of Improvement Notes issued in exchange for or in lieu of Improvement Notes pursuant to Section 2.6) and shall be payable on the first of each calendar month in each year subsequent to the date thereof, to and including the maturity date thereof in monthly installment payments of principal and interest in amounts such that upon the due payment of all such installments there shall have been paid to each holder of such Improvement Note 100% of the principal amount thereof, together with all accrued interest thereon;

   (6) be offered to the Initial Purchasers upon the terms and conditions provided in Section 8 of the Note Agreements prior to their issuance, sale and delivery to any other Person or Persons; provided that neither the Company nor any agent on its behalf shall offer such Improvement Notes for sale to, or solicit any offers to buy such Improvement Notes from, or otherwise approach or negotiate in respect of such Notes with, any Person or Persons so as to require registration of such Improvement Notes under the provisions of Section 5 of the Securities Act of 1933, as amended, or so as to require the qualification of this Indenture under the Trust Indenture Act of 1939, as amended; and provided further that if the Initial Purchasers do not accept such offer, that portion of the Improvement Notes not so accepted may be offered to any Institutional Investor or Investors; and

           (7) be secured equally and ratably with all other Notes issued and outstanding hereunder by, and be entitled to the benefits of, this Indenture.

  (c) Each of such series of Improvement Notes may be issued hereunder only if prior to or concurrently with the issuance thereof, the purchaser of such Improvement Notes and the holders of the Initial Notes and the Corporate Trustee shall have received the following:

           (1) the prior written consent of the holders of at least 70% of the outstanding principal amount of the Notes if the aggregate principal amount of such series of Improvement Notes when added to the aggregate principal amount of all other series of Improvement Notes theretofor issued pursuant to this Section 2.2 equals or exceeds 49% of the sum of (i) the original principal amount of the Initial Notes plus (ii) the original principal amount of all series of Improvement Notes theretofor issued pursuant to this Section
  2.2 plus (iii) the original principal amount of the series of Improvement Notes then to be issued pursuant to this Section 2.2, in each such case computed based upon 1991 U.S. Dollars held constant;

           (2) a resolution of the Board of Directors or of the Executive Committee of the Board of Directors of the Company authorizing the issuance of a specified principal amount of such Improvement Notes;

           (3) an Officers' Certificate dated the date of issuance of such Improvement Notes, setting forth in reasonable detail the amount and character of the Reimbursable Expenses with respect to which, and a description of the Improvements in respect of which, such Improvement Notes are to be issued, and stating that: (i) the construction of the Improvements has been completed, specifying the dates on which the construction of such Improvements was commenced and completed, which in each such case shall be not more than 24 months prior to the date of issuance of such Improvement Notes, (ii) 100% of such Reimbursable Expenses are reimbursable in the principal amount of Improvement Notes then to be issued, (iii) the principal amount of the Improvement Notes then to be issued does not exceed such Reimbursable Expenses, and (iv) no Default or Event of Default has occurred and is continuing;

           (4) an indenture supplemental hereto creating such series of Improvement Notes (herein called a "Supplemental Indenture") in form and substance satisfactory to the Trustees and their counsel, duly authorized, executed and delivered by the Company;

           (5) a supplement (herein called the "Mortgage Supplement") to the Mortgage to which the Improvements financed with the proceeds of such Improvement Notes relate, in form and substance satisfactory to the Trustees and their counsel, duly authorized, executed and delivered by the Company, which Mortgage Supplement shall as of the date of the issuance of such Improvement Notes, (i) increase the lien of such Mortgage by an amount equal to the original principal amount of the Improvement Notes, (ii) provide for such Mortgage to secure the Improvement Notes, and (iii) subject the Improvements and the additional land, if any, financed by the issuance of the Improvement Notes to the lien of such Mortgage;

           (6) an opinion of counsel for the Company satisfactory to the Trustees and in form and substance satisfactory to the Trustees and dated the date of issuance of such Improvement Notes, to the effect that:
      (i) all requirements of this Indenture which must be satisfied by the Company prior to the issuance of such Improvement Notes have been satisfied, (ii) the Supplemental Indenture and the Mortgage Supplement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding instruments enforceable in accordance with their respective terms, and the Trustees may properly execute and deliver the Supplemental Indenture, (iii) such Improvement Notes have been duly authorized, executed and delivered by the Company and are legal, valid and binding obligations of the Company enforceable in accordance with the terms thereof and of this Indenture, as so supplemented, and are entitled to the benefits and security of the Indenture, as supplemented by the Supplemental Indenture, (iv) the Mortgage Supplement and all financing statements or similar notices thereof if and to the extent permitted or required by applicable law have been filed for record and/or recorded in the manner and place required by law in order to establish, preserve and protect the first lien of the Mortgage, as so supplemented (or in lieu of the opinion described in this clause (iv), an endorsement to the related mortgage title insurance policy to the same such effect), (v) no approval, consent or withholding of objection on the part of, or filing, registration or qualification with any governmental body, Federal, state or local, is necessary in connection with the execution and delivery by the Company of the Mortgage, as supplemented by the Mortgage Supplement, the Indenture, as supplemented by the Supplemental Indenture, or the Improvement Notes or the performance by the Company of any of the matters required of the Company thereunder or hereunder, (vi) the issuance and sale of the Improvement Notes and compliance by the Company with all of the provisions of the Indenture, as supplemented by the Supplemental Indenture, and the Mortgage, as supplemented by the Mortgage Supplement, will not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any lien on any of the Trust Estate pursuant to the provisions of the Articles of Incorporation or by-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound, (vii) the issuance, sale and delivery of the Improvement Notes by the Company is an exempt transaction under the Securities Act of 1933, as amended; and existing law does not require the registration of the Improvement Notes under said Securities Act or qualification of this Indenture, as supplemented by the Supplemental Indenture, under the Trust Indenture Act of

      1939, as amended, and (viii) such other matters incident to the issuance and sale of such Improvement Notes as the Trustees may request.
      Such opinion may be subject to the qualifications that the instruments referred to in this clause (6) are subject to applicable bankruptcy, reorganization and other laws of general application relating to or affecting the enforcement of creditors' rights or the enforcement of the security provided by such instruments, and certain remedies under the Indenture, as supplemented by the Supplemental Indenture, or such Mortgage, as so supplemented, may be qualified by applicable state laws, none of which qualifications will materially interfere with the practical realization of the benefits or the security provided by the Indenture, as supplemented by the Supplemental Indenture and the Mortgage, as so supplemented;

           (7) if applicable, a revised survey in respect of the Mortgaged Property to which such Improvements relate which shall show (i) any easements arising on the real Property after the date of the original survey and (ii) no encroachments upon the real Property upon which the same is located by adjoining buildings or structures and no encroachments on adjoining premises by the buildings or improvements, including the Improvements, erected thereon;

           (8) if applicable, a "date down" endorsement to the policy of mortgage title insurance in respect of the Mortgaged Property, which "date down" endorsement shall increase the coverage of such policy on and after the date of issuance of the Improvement Notes by an amount equal to the original principal amount of such Improvement Notes, redate such policy as of the date of issuance of such Improvement Notes, and specify as exceptions in such policy only such liens as are permitted by the original mortgage title insurance policy;

           (9) if applicable, a down-date in form and substance satisfactory to the Corporate Trustee and its counsel of the environmental audit report with respect to the Mortgaged Property to which such Improvements relate delivered on the Closing Date to the holders of the Initial Notes; and

          (10) such other opinions, reports, certificates and other instruments as the Corporate Trustee, the purchasers of such Improvement Notes or the holders of the Notes may reasonably request.

  The Company shall pay all reasonable costs, charges and expenses in any way relating to or incurred in connection with the issuance of any series of Improvement Notes, including reasonable attorneys' fees and expenses of the Trustees, the holders of the Notes and the Institutional Investors which will purchase the Improvement Notes, recording fees, premiums covering title insurance and all applicable taxes which may be incurred or imposed by reason of the transactions contemplated by the issuance of Improvement Notes.

           (d) The Improvement Notes of each series may have such letters, numbers or other marks of identification and such legends or endorsements thereon as the Company may determine with the approval of the Corporate Trustee and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or any rule or regulation made pursuant thereto, and in any such event as are acceptable to the holders of at least 66-2/3% of the outstanding principal amount of the Notes.

  (e) The Trustees shall provide written notice of the issuance of each series of the Improvement Notes to the holders of the Notes. Without limiting the foregoing, the Trustees shall furnish copies of any of the instruments, opinions or other showings delivered in connection with the issuance of any such series of Improvement Notes to any holder of the Notes upon written request therefor.

  Section 2.3. Denominations; Execution of Notes; Certificate of Authentication. Each Note shall be in the denomination of U.S. $500,000 or any multiple of U.S. $100,000 in excess of U.S. $500,000, except as may be necessary to reflect any principal amount not evenly divisible by U.S. $100,000. The Notes shall be signed on behalf of the Company by its President or any of its Vice Presidents, under its corporate seal attested by its Secretary or an Assistant Secretary. In case any officer who shall have signed any Note shall cease to be such officer before such Note shall have been authenticated by the Corporate Trustee or delivered by the Company, such Notes may nevertheless be executed and delivered with the same force and effect as though the Person or Persons who signed such Note had not ceased to be such officer of the Company; and any Note may be signed on behalf of the Company by a Person who, at the actual date of execution of such Note, shall be a proper officer of the Company, although at the date of such Note, such Person was not then such officer of the Company. Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth in Exhibit A hereto shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Corporate Trustee upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. The authentication by the Corporate Trustee of any Note issued hereunder shall not be construed as a representation or warranty by the Trustees as to the validity or security of this Indenture or of such Note, and the Trustees shall in no respect be liable or answerable for the use made of such Note or the proceeds thereof.

  Section 2.4. Payment of the Notes. (a) The principal of, premium, if any, and interest on the Notes shall be payable at the principal office of the Corporate Trustee, in lawful money of the United States of America.

  (b)  Notwithstanding the provisions of the preceding paragraph (a), if any
Note is held by an Initial Purchaser or any Institutional Investor or any Person affiliated with any of the foregoing or is registered in the name of any holder named in a written notice from the Company to the Corporate Trustee and stating that the provisions of this Section 2.4(b) shall apply, the Corporate Trustee shall make payment of interest on such Notes and shall make payments or prepayments, as the case may be, of the principal thereof, and any premium, if any, immediately upon receipt thereof from the Company but, in any event, before 12:00 Noon, New York, New York time on the date of receipt thereof (subject to timely receipt of such payment or prepayment from the Company as provided in Section 2.1(d) hereof), by wire transfer in immediately available Federal reserve funds as set forth in Schedule I to the

Note Agreements in the case of the Initial Purchasers or as shall be specified in writing to the Corporate Trustee by such holder. All payments so made shall be valid and effective to satisfy and discharge the liability upon such Note to the extent of the sums so paid. The Corporate Trustee is authorized to act in accordance with the foregoing provisions and shall not be liable or responsible to any such holder or to the Company or to any other Person for any act or omission on the part of the Company or such holder in connection therewith.

  Section 2.5. The Register. The Company shall cause to be kept at the principal office of the Corporate Trustee a register for the registration and transfer of Notes (herein called the "Register"). The names and addresses of the holders of the Notes, the transfers of the Notes and the names and addresses of the transfers of all Notes shall be registered in the Register.

  Section 2.6. Transfers and Exchanges. (a) The holder of any Note may transfer such Note upon the surrender thereof at the principal office of the Corporate Trustee. Thereupon, the Company shall execute in the name of the transferee a new Note or Notes in aggregate principal amount equal to the aggregate unpaid principal amount of the Note so surrendered, and the Corporate Trustee shall authenticate and deliver such new Note or Notes to such transferee.

  (b) The holder of any Note may at any time surrender such Note at the principal office of the Corporate Trustee in exchange for an equal aggregate principal amount of Notes in any authorized denominations.

  (c) All Notes presented or surrendered for exchange or transfer shall be accompanied by a written instrument or instruments of assignment or transfer, in form reasonably satisfactory to the Corporate Trustee, duly executed by the registered holder or by its attorney duly authorized in writing. The Company and the Corporate Trustee shall not be required to make a transfer or an exchange of any Note for a period of 10 days preceding any payment date with respect thereto.

  (d) In case any Note shall become mutilated or be destroyed, lost or stolen, the Company, upon the written request of the holder thereof, shall execute and the Corporate Trustee shall authenticate and deliver, a new Note in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen, which new Note shall be in an aggregate principal amount equal to the aggregate unpaid principal amount of such destroyed, lost or stolen Note. In every case the applicant for a substituted Note shall furnish to the Company and to the Corporate Trustee such security or indemnity as may be required by them to save each of them harmless from all risks, and the applicant shall also furnish to the Company and to the Corporate Trustee evidence to their satisfaction of the mutilation, destruction, loss or theft of the applicant's Note and of the ownership thereof. In case any Note which has matured or will mature within 30 days shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note), if the applicant for such payment shall furnish to the Company and to the Trustees such security or indemnity as they may require to save them harmless, and evidence to the satisfaction of the Company and the Corporate Trustee of the destruction, loss or theft of such Note and of the ownership thereof. If an Institutional Investor or its nominee is the owner of any destroyed, lost or stolen Note, then the affidavit of its President, Vice President, Assistant Vice President, Treasurer or any other Person authorized to act on behalf of such Institutional Investor setting forth the fact of destruction, loss or theft and the Institutional Investor's ownership of the Note at the time of such destruction, loss or theft shall be accepted as satisfactory evidence thereof and no indemnity shall be required as a condition to execution and delivery of a new Note other than the written agreement of such Institutional Investor to indemnify the Company and the Trustees.

  (e) No notarial act shall be necessary for the transfer or exchange of any Note pursuant to this Section 2.6, and the holder of any Note issued as provided in this Section 2.6 shall be entitled to any and all rights and privileges granted under this Indenture to a holder of a Note.

  Section 2.7. The New Notes. (a) Each new Note (herein in this Section 2.7 called a "New Note") issued pursuant to Section 2.6(a), (b) or (d) in exchange for or in substitution or in lieu of an outstanding Note (herein in this Section 2.7 called an "Old Note") shall be dated the date of such Old Note.
The Corporate Trustee shall mark on each New Note (1) the date to which principal and interest have been paid on such Old Note, and (2) all payments and prepayments of principal previously made on such Old Note which are allocable to such New Note. Interest shall be deemed to have been paid on such New Note to the date on which interest shall have been paid on such Old Note, and all payments and prepayments of principal marked on such New Note, as provided in clause (2) above, shall be deemed to have been made thereon.

  (b) Upon the issuance of a New Note pursuant to Section 2.6(a), (b) or (d), the Company may require the payment of a sum to reimburse it for, or to provide it with funds for, the payment of any tax or other governmental charge or any other charges and expenses connected therewith which are paid or payable by the Company in connection with the transfer or exchange.

  (c) All New Notes issued pursuant to Section 2.6(a), (b) or (d) in exchange for in substitution or in lieu of Old Notes shall be valid obligations of the Company evidencing the same outstanding debt as the Old Notes and shall be entitled to the benefits and security of this Indenture to the same extent as the Old Notes.

  Section 2.8. Cancellation of Notes. All Notes surrendered for the purpose of payment, redemption, transfer or exchange shall be delivered to the Corporate Trustee for cancellation or, if surrendered to the Corporate Trustee, shall be cancelled by it, and no Notes shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. The Corporate Trustee shall hold all such cancelled Notes until this Indenture shall have been discharged, at which time the Corporate Trustee shall either deliver such cancelled Notes in a manner necessary to effect the discharge and release of this Indenture of record or, if no such delivery is necessary, shall deliver such cancelled Notes to the Company. The Corporate Trustee shall deliver a certificate to the Company specifying any cancellation of Notes which has been made. If the Company shall acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Corporate Trustee for cancellation.

         Section 2.9. Corporate Trustee as Agent. The Corporate Trustee is hereby appointed the agent of the Company for the payment, registration, transfer and exchange of Notes. Subject to the provisions of Section 2.4(b), the Notes may be presented at, and notices or demands with respect to the Notes or this Indenture may be served or made at, the principal office of the Corporate Trustee, provided that copies of all such notices or demands shall be delivered to the Company.

         Section 2.10. Ownership. The Person in whose name any Note shall be registered shall be deemed and treated as the owner thereof for all purposes of this Indenture and neither the Company nor the Corporate Trustee shall be affected by any notice to the contrary. Payment of or on account of the principal of, premium, if any, and interest on such Note shall be made only to or upon the order in writing of such registered owner. For the purpose of any request, direction or consent hereunder, the Company and the Corporate Trustee may deem and treat the registered owner of any Note as the owner thereof without production of such Note.

SECTION 3.     PARTICULAR COVENANTS OF THE COMPANY.

         From and after the Closing Date and continuing so long as any amount remains unpaid on any Note or due or owing under this Indenture or any Mortgage, the Company covenants with the Trustees for the benefit of the Trustees and the holders of the Notes as follows:

         Section 3.1. Warranty of Title. Subject only to the lien of the Mortgages and liens permitted thereby, the Company has good and marketable title in fee simple to all of the Mortgaged Properties (other than the Leasehold Mortgaged Property) and is lawfully possessed of all of the Mortgaged Properties and has and will continue to have full right, power and lawful authority to Pledge the Mortgaged Properties, and the Trustees have as of the Closing Date and will continue to have a valid and enforceable first priority lien on the same, and the Company will warrant and defend title thereto to the Trustees against claims of all Persons whomsoever.

         Section 3.2. Payment of Principal, Premium and Interest. The Company will duly and punctually pay the principal of, premium, if any, and interest (including interest at the Overdue Rate if due and owing on the Notes) on, each and every Note, at the dates and the places and in the manner mentioned in the Notes and in this Indenture, according to the true intent and meaning thereof and hereof.

         Section 3.3. Office for Notices. The Company will keep an office while any of the Notes issued hereunder are outstanding, at Troy, Michigan where notices, presentations and/or demands to or upon the Company in respect of said Notes, the Note Agreements, the Mortgages or this Indenture may be given or made, until such time as the Company shall so notify the Corporate Trustee and the holders of the Notes of any change of location of such office.

         Section 3.4. Note Agreement and Mortgage Covenants. Each and all of the terms, provisions, restrictions, covenants and agreements set forth in the Note Agreements and the Mortgages, and in each and every supplement thereto or amendment thereof which may at any time or from time to time be executed and delivered by the parties thereto or their successors and assigns, are incorporated herein by reference to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein and as though any amendment or supplement to the Note Agreements and the Mortgages were fully set out in an amendment or supplement to this Indenture; and the Company does hereby covenant and agree well and truly to abide by, perform and be governed and restricted by each and all of the matters provided for by the Note Agreements and the Mortgages and so incorporated herein to the same extent and with the same force and effect as if each and all of said terms, provisions, restrictions, covenants and agreements so incorporated herein by reference were set out and repeated herein at length.

         Section 3.5. Maintenance of Corporate Existence, Rights. The Company will at all times preserve its corporate existence (except as otherwise permitted by Section 3.12 hereof) and will obtain and maintain in full force and effect all franchises, privileges, rights, licenses and permits and all other consents, approvals and authorizations of any governmental authority necessary for the ownership and efficient operation and maintenance of its business and Property which failure to obtain and maintain would materially affect adversely the Properties (including the Mortgaged Properties), business, prospects, profits, operations or condition (financial or otherwise) of the Company.

         Section 3.6. Maintenance of Lien; Recording. (a) The Company will, at its expense, take all necessary action to maintain and preserve the first and prior perfected lien of this Indenture and the Mortgages (including, without limitation, the filing of all financing statements or similar notices thereof if and to the extent permitted or required by applicable law) so long as any Notes are outstanding.

         (b) The Company will, forthwith after the execution and delivery of this Indenture and each and every Mortgage and thereafter from time to time, cause this Indenture and each Mortgage (and all financing statements or similar notices thereof if and to the extent permitted or required by applicable law) to be filed, registered and recorded in such manner and in such places as may be required by law in order to publish notice of and fully to protect the lien of the Trustees in and to the Mortgaged Properties; and from time to time will perform or cause to be performed any other act as provided by law and will execute or cause to be executed any and all further instruments that may be requested by the Trustees or any of them for such publication and protection. The Company will, within 10 days after any such filing, registering, recording or other act, furnish the Trustees with an Opinion of Counsel as to the adequacy and reciting the details of such filing, registering, recording or other act and specifying any re-recording or refiling to be effected in the future with respect to this Indenture or such Mortgage. The Company will pay or cause to be paid all filing, registration and recording taxes and fees incident to such filing, registration and recording, and all expenses incident to the preparation, execution and acknowledgment of this Indenture and each Mortgage (and all financing statements or similar notices thereof if and to the extent permitted or required by applicable law), and of any instrument of further assurance, and all Federal or state stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Indenture and each Mortgage and such instrument of further assurance.

         Section 3.7. Further Assurances; Right of Trustees to Perform Covenants. (a) The Company will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, conveyances, mortgages, financing and continuation statements, assignments, transfers and assurances as the Corporate Trustee reasonably may require for the perfection of the lien being herein provided for in the Mortgaged Properties.

         (b) If the Company shall fail to make any payment or perform any act required to be made or performed hereunder, the Trustees, after five Business Days' prior written notice to the Company and without waiving or releasing any obligation or Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such an act for the account and at the expense of the Company, as, in the opinion of the Trustees, may be necessary or appropriate. All sums so paid by the Trustees and all costs and expenses (including without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon at the Overdue Rate from the date of payment or incurrence, shall be secured hereby and shall be paid by the Company to the Trustees on demand.

         Section 3.8. Maintenance of Property. (a) The Company will at all times maintain, preserve and keep, and will cause each Subsidiary to maintain, preserve and keep, its Property (whether owned in fee or a leasehold interest) in good condition and working order and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto in order that the business carried on in connection therewith may be properly conducted at all times; provided that nothing contained in this Section 3.8 shall prevent the sale, abandonment or other disposition of any Property (other than the Mortgaged Properties) in the ordinary course of business.

         (b) Anything contained in Section 3.8(a) to the contrary notwithstanding, the Company may discontinue the retail operations at any Mortgaged Property and permit such Mortgaged Property to remain unused (for purposes of this Section 3.8(b) "go dark" or "remain dark"); provided that (1) the Company takes appropriate precautions to secure the Mortgaged Property against damage by vandalism, neglect or waste, (2) the Company continues to insure the Mortgaged Property in accordance with the requirements of Section
2.6 of the related Mortgage, (3) such determination by the Company to go dark is made in the ordinary course of the Company's business, (4) no more than two Mortgaged Properties may remain dark during any one period, (5) no Mortgaged Property may remain dark for a period in excess of 6 months; provided, however, that a Mortgaged Property may remain dark for a period of 30 days in excess of 6 months, if the Company shall, within such 30 day period, elect to either (i) prepay an amount of the outstanding Notes equal to the Loan Value (as defined in the Mortgages) of such Mortgaged Property, together with the premium, if any, and interest accrued thereon to the date of payment in accordance with the provisions of Section 5.6 hereof or (ii) substitute a Substitute Financed Property (as defined in the Mortgages) for such Mortgaged Property in accordance with the provisions of Section 3.4 of the related Mortgage and (6) at the time the Company determines to have a Mortgaged Property go dark, no Default or Event of Default shall have occurred and be continuing. The Company shall give notice to the Trustees and each holder of the Notes of its determination to let a Mortgaged Property go dark within 30 days of such determination.

         Section 3.9. Insurance. Without limiting the terms and provisions of the Mortgages, the Company will at all times maintain, and will cause each Subsidiary to maintain, with financially sound and reputable insurers, insurance with respect to its Properties and business against such casualties and contingencies, of such types (including, without limitation, fire insurance and public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any of its Properties) and in such amounts (including such amounts of self-insurance) as are customary in the case of prudent corporations of established reputations engaged in the same or a similar business and similarly situated. Anything contained in this Section 3.9 to the contrary notwithstanding, during any period that Consolidated Tangible Net Worth equals or exceeds Three Billion and 00/100 (U.S. $3,000,000,000 Dollars), the Company may elect to self-insure with respect to the insurance required to be maintained by the Company pursuant to this Section 3.9.

         Section 3.10. Payment of Taxes and Other Charges. Without limiting the terms and provisions of the Mortgages, the Company will pay and discharge, and will cause each Subsidiary to pay and discharge, before they become delinquent:

                 (a) all lawful taxes, assessments and governmental charges or levies imposed upon it or its Property, and

                 (b) all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a lien upon its Property;

provided that items of the foregoing description need not be paid while being contested in good faith and by appropriate proceedings and provided further, that book reserves deemed by it to be adequate have been established with respect thereto and provided further, that the Company's title to and its right to use its Property is not materially adversely affected thereby.

         Section 3.11. Compliance with Laws. Without limiting the terms and provisions of any of the Mortgages, the Company will promptly comply and will cause each Subsidiary to promptly comply with all laws, ordinances or governmental rules or regulations to which it is subject, including without limitation, the Occupational Safety and Health Act of 1970, ERISA and all Environmental Legal Requirements, the violation of which would individually or in the aggregate be likely to materially affect adversely the Properties (including the Mortgaged Properties), business, prospects, profits, operations or condition

(financial or otherwise) of the Company or any of its Subsidiaries or the ability of the Company to perform its obligations under this Indenture, the Mortgages and the Notes.

         Section 3.12. Mergers and Consolidations. The Company will not consolidate with or into or be a party to a merger with or into any other corporation or sell or otherwise dispose of all or substantially all of its assets, provided that the Company may consolidate with or merge with or into any other corporation and any other corporation may merge with or into the Company, if in any such case (a) the corporation resulting from such merger or consolidation (the "surviving corporation") shall be a corporation organized under the laws of the United States of America or a jurisdiction thereof, (b) the surviving corporation shall assume by a written instrument the due and punctual payment of the principal of, premium, if any, and interest on all of the Notes and the due and punctual performance and observance of all of the covenants and conditions of the Company under and in respect of the Notes, the Note Agreements, the Mortgages and this Indenture and shall furnish to the holders of the Notes and the Trustees an Opinion of Counsel satisfactory to such holders and the Trustees to the effect that such instrument has been duly authorized, executed and delivered and constitutes the legal, valid and binding contract and agreement of the surviving corporation enforceable in accordance with its terms, (c) at the time of such consolidation or merger and after giving effect thereto, and to the creation and delivery of such instrument, no Default or Event of Default shall exist and (d) the surviving corporation shall have complied with the requirements of Section 5.5 to the extent applicable.

         Section 3.13. Consolidated Tangible Net Worth. The Company will at all times keep and maintain Consolidated Tangible Net Worth at an amount not less than Three Billion and 00/100 (U.S. $3,000,000,000) Dollars.

         Section 3.14. Maintenance of Rating. The Company will at all times maintain a credit rating which is Investment Grade in respect of its senior unsecured indebtedness for borrowed money with Moody's or S&P.

         Section 3.15. Termination of Pension Plans. The Company will not and will permit any Subsidiary to withdraw from any Multiemployer Plan or permit any employee benefit plan maintained by it to be terminated if such withdrawal or termination could result in withdrawal liability (as described in Part I of Subtitle E of Title IV of ERISA) or the imposition of a lien, claim or encumbrance on any Property of the Company pursuant to Section 4068 of ERISA.

         Section 3.16. Transactions with Affiliates. The Company will not, and will not permit any Subsidiary to, enter into or be a party to, any transaction or arrangement with any Affiliate (including without limitation, the purchase from, sale to or exchange of Property or assets with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person other than an Affiliate.

         Section 3.17. Repurchase of Notes. Neither the Company nor any Subsidiary nor any Affiliate will, directly or indirectly, repurchase or make any offer to repurchase any Notes unless the Company or such Subsidiary or Affiliate has offered to repurchase such Notes, pro rata, from all holders of the Notes and otherwise upon the terms and conditions set forth in Section 8.2 hereof. In case the Company or any Subsidiary or Affiliate repurchases any Notes, such Notes shall thereafter be cancelled and no Notes shall be issued in substitution therefor. Without limiting the foregoing, upon the purchase or other acquisition of any Notes by the Company, any Subsidiary or any Affiliate, such Notes shall no longer be outstanding for purposes of any section of the Note Agreements, this Indenture or any of the Mortgages relating to the taking by the holders of the Notes of any actions with respect thereto or hereto, including, without limitation, Sections 6.1, 6.2, 6.13 or 8.2 hereof.

         Section 3.18. Financial Information and Reports. The Company will keep proper books of record and account in which full, true and correct entries will be made of all dealings or transactions of, or in relation to, the business and affairs of the Company, in accordance with GAAP consistently applied (except for changes disclosed in the financial statements furnished to any holder of outstanding Notes pursuant to this Section 3.18 and concurred in by the independent public accountants referred to in Section 3.18(b) hereof) and will furnish to each holder of outstanding Notes and the Trustees in duplicate:

                 (a) As soon as available and in any event within 60 days after the end of each quarterly fiscal period (except the last) of each fiscal year, copies of:

                          (1) a consolidated balance sheet of the Company and its Subsidiaries as of the close of such period, and

                          (2)  consolidated statements of income,
                 shareholders' equity and cash flows of the Company and its Subsidiaries for the portion of the fiscal year ending with such period;

         in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and certified as complete and correct, subject to changes resulting from year-end audit adjustments, by the chief accounting officer of the Company; provided that the Company will have satisfied the requirements of this Section 3.18(a) by the delivery within the time period described hereinabove of its quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission so long as such Form 10-Q contains quarterly statements reflecting the financial position and results of operations of the Company and its consolidated Subsidiaries for such quarter,

                 (b) As soon as available and in any event within 120 days after the close of each fiscal year of the Company, copies of:

                          (1) a consolidated balance sheet of the Company and its Subsidiaries as of the close of such fiscal year, and

                          (2)  consolidated statements of income,
                 shareholders' equity and cash flows of the Company and its Subsidiaries for such fiscal year;

         in each case setting forth in comparative form the consolidated figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon of a firm of independent public accounts of recognized national standing selected by the Company to the effect that such financial statements present fairly, in all material respects, the consolidated financial condition of the Company and its Subsidiaries as of the end of the fiscal year being reported in and that the consolidated results of the operations and cash flows for said year are in conformity with GAAP and that the examination of such accountants in connection with such financial statements has been conducted in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as said accountants deemed necessary in the circumstances; provided that the Company will have satisfied the requirements of this
         Section 3.19(b) by the delivery within the time period described hereinabove of its annual report on Form 10-K as filed with the Securities and Exchange Commission so long as such Form 10-K contains the annual statements reflecting the financial position and results of operations of the Company and its consolidated Subsidiaries for such year;

                 (c) Promptly upon their becoming available, one copy of each financial statement, report, notice or proxy statement sent by the Company to stockholders generally and of each Form 8-K and, upon the written request of the Trustees or any of the holders of the Notes, any other periodic reports (other than Form S-8 or any other form relating to employee benefit plans or dividend reinvestment plans) registration statement or prospectus filed by the Company or any Subsidiary with any Securities exchange or the Securities and Exchange Commission or any successor agency;

                 (d) Within the period provided in paragraph (b) above, the written statement of the Company, signed by an authorized financial officer, stating whether there existed as of the date of such financial statements and whether, to the best of his knowledge, there exists on the date of the certificate any Default or Event of Default under this Indenture, the Note Agreements or any Mortgage and specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto;

                 (e) Within the period provided in paragraph (b) above, a certificate of the accountants who render an opinion with respect to such financial statements, stating that they have reviewed this Indenture and stating further whether, in making their audit, anything came to their attention that caused them to believe that the Company had failed in compliance or continues to be in noncompliance with the the terms, covenants, provisions and conditions of this Indenture insofar as the same relate, pertain to or involve accounting matters or determinations, and if such condition or event then exists, specifying the nature and period of existence thereof; and

                 (f) With reasonable promptness, such additional financial information as such holder may reasonably request concerning the Company or any of its Subsidiaries.

The Company will permit each holder of outstanding Notes (or such Persons as any such holder may designate) to visit and inspect, under the Company's guidance, any of the Mortgaged Properties, to examine all the books of account, records, reports and other papers, to make copies and extracts therefrom and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants (and by this provision the Company authorizes said accountants to discuss with each holder of the Notes the finances and affairs of the Company), all at such reasonable times and as often as any such holder may reasonably desire. Any visitation or inspection or discussion with the accountants shall be at the sole expense of such holder of the Notes unless a Default or Event of Default shall have occurred and be continuing, in which case any such visitation or inspection or discussion with the accountants shall be at the sole expense of the Company.

         Each holder of the Notes by its acceptance thereof agrees that any information obtained by such Person pursuant to this Section 3.19 will be treated as confidential; provided, however, that nothing herein contained shall limit or impair the right or obligation of any Institutional Investor of the Notes to disclose such information: (1) to its auditors, attorneys, employees or agents, (2) when required by any law, ordinance or governmental order, regulation, rule, policy, investigation or any regulatory authority request,
(3) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state, provincial or Federal regulatory body having or claiming to have jurisdiction over such Institutional Holder or to the United States National Association of Insurance Commissioners or similar organizations or their successors, (4) in connection with the enforcement of the terms and conditions of this Agreement and the Notes, (5) which is publicly available or readily ascertainable from public sources, or which is received by any Institutional Investor of the Notes from a third Person who or which is not bound to keep the same confidential, (6) as required by legal process in connection with any proceeding, case or matter pending (or on its face purported to be pending) before any court, tribunal, arbitration board or any governmental agency, commission, authority, board or similar entity, or (7) to the extent necessary in connection with any contemplated transfer of any Notes by any Institutional Investor thereof (it being understood and agreed that any such transferee which purchases such Notes shall itself be bound by the terms and provisions hereof).

      Section 3.19. Notice of Default.  The Company will:

                 (a) immediately upon becoming aware of the existence of any condition or event which constitutes a Default or Event of Default (including without limitation any condition or event which constitutes the failure of the Company to comply with any provision of Section 2.5(a) of any of the Mortgages); or

                 (b) immediately upon becoming aware that the holder of any Note has given notice or taken any other action with respect to a claimed Default or Event of Default;

furnish a written notice to each of the holders of the Notes and the Trustees specifying the nature and period of existence of such condition or event and/or the notice given or action taken by such holder, as the case may be, and what action the Company is taking or proposes to take with respect thereto. Compliance with the provisions of this Section 3.19 shall not be deemed or construed to constitute a waiver of or consent to any Default or Event of Default of which the Company has given the Trustees and the holders of the Notes notice pursuant to this Section 3.19.

SECTION 4.     POSSESSION, USE, SUBSTITUTION AND RELEASE OF PROPERTY.

         Section 4.1. Company's Right of Possession. Provided no Default or Event of Default has occurred and is continuing, the Company shall be suffered and permitted to remain in full possession, enjoyment and control of the Mortgaged Properties subject always to the observance and performance of the terms of this Indenture and the Mortgages.

         Section 4.2. Release of Mortgaged Property - Consent of Noteholders. In addition to the sale and release of any Mortgaged Property pursuant to
Section 3.2 or 3.3 of the related Mortgage, the Company may sell or otherwise dispose of any Mortgaged Property then subject to the lien of this Indenture or any indenture supplemental hereto and the related Mortgage, and the Trustees shall release the same from the lien hereof or thereof to the extent and on the terms and upon compliance with the conditions provided for in any written consent given thereto at any time or from time to time by the holder or holders of all of the then outstanding Notes.

SECTION 5.        PREPAYMENT OF NOTES.

         Section 5.1. Prepayments and Manner Thereof. Except to the extent provided for in this Section 5, the Notes shall not be subject to prepayment or redemption in whole or in part at the option of the Company prior to the expressed maturity dates thereof. Every prepayment of the Notes shall be made in accordance with the provisions of this Section 5.

         Section 5.2. Optional Prepayment in the Event of Casualty or Condemnation. The Notes may be prepaid at any time prior to maturity, either in whole or in part, through the application of moneys received by the Corporate Trustee pursuant to the provisions of Section 4.1 of any of the Mortgages upon payment of the principal amount of the Notes so to be prepaid and accrued interest thereon to the date of prepayment, together with a premium equal to the Make Whole Amount. If the moneys received pursuant to the provisions of Section 4.1 of any of the Mortgages are insufficient to pay the remaining principal balance so to be prepaid then the Company shall pay any additional amounts necessary, together with a premium equal to the Make Whole Amount.

         Section 5.3. Optional Prepayment upon Election to Withdraw. The Notes may be prepaid at any time, either in whole or in part, through the application of monies received by the Corporate Trustee pursuant to the provisions of
Section 3.3 of any of the Mortgages upon payment of the principal amount of the Notes so to be prepaid and accrued interest thereon to the date of prepayment, together with a premium equal to the Make Whole Amount.

         Section 5.4. Optional Prepayment with Premium. In addition to the rights of prepayment set forth in Sections 5.2 and 5.3, the Company shall have the privilege, on any date on which regularly scheduled payments of principal and interest are due on or in respect of the Notes of prepaying the Notes, either in whole or in part (but if in part in units of U.S. $1,000,000 or an integral multiple of U.S. $100,000 in excess thereof), by payment of the principal amount of the Notes or a portion thereof to be prepaid, and accrued interest thereon to the date of prepayment, together with a premium equal to the Make Whole Amount.

         Section 5.5. Prepayment of Notes upon a Designated Event. (a) In the event that a Designated Event shall occur or the Company shall have knowledge of any proposed Designated Event, the Company will give written notice (the "Company Notice") of such fact to all of the holders of the Notes and the Trustees. The Company Notice shall be delivered promptly upon receipt of such knowledge by the Company and in any event not later than three days following the occurrence of a Designated Event. The Company Notice shall (1) describe the facts and circumstances of such Designated Event in reasonable detail, (2) make reference to this Section 5.5 and the right of the holders of the Notes to require prepayment on the terms and conditions provided for in this Section 5.5, (3) offer in writing to prepay the outstanding Notes, together with accrued interest thereon to the date of prepayment and a premium equal to the then applicable Make Whole Amount, and (4) specify a date for such prepayment (the "Designated Event Prepayment Date") which Designated Event Prepayment Date shall be not more than 40 days nor less than 20 days following the date of such Company Notice. Each holder of the outstanding Notes shall have the right to accept such offer and require prepayment of the Notes held by such holder, by written notice to the Company (a "Noteholder Notice") given to the Company not later than 15 days after the date of the Company Notice. The Company shall on the Designated Event Prepayment Date prepay all Notes held by holders which have so accepted such offer of prepayment. The prepayment price of the Notes payable upon the occurrence of any Designated Event shall be an amount equal to 100% of the principal amount of the Notes so to be prepaid together with accrued interest thereon to the date of prepayment and a premium equal to the then applicable Make Whole Amount.

         (b) Without limiting the foregoing, notwithstanding any failure on the part of the Company to give the Company Notice herein required as the result of the occurrence of a Designated Event, each holder of the Notes shall have the right by delivery of written notice to the Company (with a copy of such written notice to the Trustees) to require the Company to prepay, and the Company will prepay, such holder's outstanding Notes in full, together with accrued interest thereon to the date of prepayment and a premium equal to the then applicable Make Whole Amount at any time after such holder has actual knowledge of any such Designated Event. Notice of any required prepayment pursuant to this Section 5.5(b) shall be delivered to the Company and the Trustees by the holder of the Notes which was entitled to, but did not receive, such Company Notice after such holder has actual knowledge of such Designated Event. On the date (the "Designated Event Delayed

Prepayment Date") designated in such holder's notice (which shall not be earlier than 20 days after the date of such holder's notice), the Company shall prepay in full such holder's outstanding Notes, together with accrued interest thereon to the date of prepayment and a premium equal to the the applicable Make Whole Amount. If the holder of any Note gives notice pursuant to this
Section 5.5(b), the Company shall give a Company Notice within three days of receipt of such notice and identify the Designated Event Delayed Prepayment Date to all holders of the Notes and each of such holders shall then and thereupon have the right to accept the Company's offer to prepay the Notes held by such holder and require prepayment of such Notes by delivery of a Noteholder Notice within ten days following receipt of such Company Notice; provided only that any date for prepayment of such holders Notes shall be the Designated Event Delayed Prepayment Date.

         (c)     A "Designated Event" shall have occurred if:

                 (1) (i) a "Person" or "Group" of Persons (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), shall directly or indirectly become Beneficial Owner of more than 50% of (y) the total voting power of the Voting Stock of the Company then outstanding, or (z) of the assets of the Company and its Subsidiaries; or

                 (ii) the Company shall have consolidated with or merged into any other corporation and the corporation resulting from such consolidation or merger (the "surviving corporation") shall not be the Company; or

                 (iii) the Company directly or indirectly or through its Subsidiaries purchases or otherwise acquires directly or indirectly, Beneficial Ownership of outstanding Voting Stock of the Company for cash, Property, Securities or other assets (other than solely in exchange for or upon conversion of Voting Stock of the Company) and the sum of the percentages of (y) the aggregate total voting power of the Voting Stock purchased or acquired in connection with such purchase or acquisition of Voting Stock of the Company (expressed as a percentage of the total voting power of the Voting Stock of the Company outstanding one day before the date of such purchase or acquisition) and (z) the aggregate voting power of the Voting Stock purchased or acquired in connection with all other such purchases or acquisitions of such Voting Stock (in each case expressed as a percentage of the total voting power of the Voting Stock of the Company outstanding one day before the date of such purchase or acquisition) effected within the twelve month period ending on the date on which the purchase or acquisition referred to in (y) is effected exceeds 50%; or

                 (iv) the Company, directly or indirectly, distributes cash, Property, Securities (other than Voting Stock of the Company) or other assets in respect of its Voting Stock and the aggregate fair market value of all cash, property, Securities (other than Voting Stock of the Company) or other assets distributed in connection with
         (y) such distributions and (z) all other such distributions made during the twelve month period ending on the date on which the distribution described in (i) is effected exceeds 50% of the aggregate Fair Market Value of all outstanding Voting Stock of the Company determined as of the date immediately prior to the beginning of such twelve month period;

and

                 (2) after giving effect to the occurrence of any event described in clauses (i), (ii), (iii) or (iv) of this Section 5.5(c), either (x) a Default or Event of Default exists or (z) the Company or the surviving corporation for any reason is not rated Investment Grade by Moody's or S&P.

         (d) For purposes of this Section 5.5, the following terms shall have the following meanings:

                 (i) "Beneficial Ownership" as to any Voting Stock shall be determined pursuant to Rule 13(d)-3 or 13(d)-5 promulgated under the Exchange Act.

                 (ii) "Fair Market Value" shall mean with respect to the Voting Stock of the Company as of any date, the arithmetic average of the closing prices per share for such Voting Stock for the 20 most recent trading days on the principal stock exchange on which such shares are listed or, if such shares are not so listed, the arithmetic average of the closing or last sales price per share for such Voting Stock for the 20 most recent trading days on the automated quotron system in which such shares are quoted or, if such shares are not so quoted or listed, the fair market value thereof as determined in good faith by the Board of Directors of the Company.

         Section 5.6. Optional Prepayment of Notes upon Determination to Remain Dark. The Notes may be prepaid at any time, either in whole or in part, pursuant to the provisions of Section 3.8(b) hereof upon payment of the principal amount of the Notes so to be prepaid and accrued interest thereon to the date of prepayment, together with a premium equal to the Make Whole Amount.

         Section 5.7. Notice of Prepayments. The Company will give written notice of any prepayment of the Notes to each holder thereof (with a copy to the Trustees) not less than 30 days nor more than 60 days before the date fixed for such prepayment specifying (a) such date, (b) the section of this Indenture and/or the related Mortgage under which the prepayment is to be made, (c) the principal amount of the holder's Notes to be prepaid on such date, and (d) the estimated premium, if any, and accrued interest applicable to the prepayment. Such notice of prepayment shall also certify all facts which are conditions precedent to any such prepayment. Notice of prepayment having been so given, the aggregate principal amount of the Notes specified in such notice, together with premium, if any, and accrued interest thereon shall become due and payable on the prepayment date. Not later than two Business Days prior to the prepayment date specified in such notice, the Company shall provide each holder of a Note written notice of the premium, if any, payable in connection with such prepayment and, whether or not any premium is payable, a reasonably detailed computation of the Make Whole Amount.

         Section 5.8. Allocation of Prepayments. The aggregate principal amount of each required or optional partial prepayment of the Notes shall be allocated in units of U.S. $1,000 or multiples thereof among the holders of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts of the Notes to be prepaid then outstanding, with adjustments, to the extent practicable, to equalize for any prior prepayments not in such proportion. Partial prepayments, other than partial prepayments pursuant to Section 5.5, shall be applied on all outstanding Notes ratably in accordance with the unpaid principal amounts thereof. Partial prepayments made pursuant to Section 5.4 shall be credited in each case first, against the final maturities of the Notes being prepaid and then, against the installments on such Notes in the inverse order of the maturities thereof.

SECTION 6.      REMEDIES OF THE TRUSTEES AND THE NOTEHOLDERS.

         Section 6.1. Definition of Event of Default. The following events are hereby defined for all purposes of this Indenture as "Events of Default":

                 (a) Default in the payment of interest on any Note when the same shall become due and such default shall continue for more than five days; or

                 (b) Default shall occur in the making of any payment of the principal of any Note or premium, if any, thereon at the expressed or any accelerated maturity date or at any date fixed for prepayment or payment; or

                 (c) For any reason whatsoever the Company is not rated at least Investment Grade by Moody's and S&P; or

                 (d) Default shall occur in the observance or performance of any other covenants or provisions of this Indenture (other than Section 3.14 hereof, provision for which is made in Section 6.1(c) hereof) which is not remedied within 30 days after the day on which a Responsible Officer of the Company first obtains knowledge of such Default; or

                 (e) An Event of Default shall occur and be continuing under any of the Mortgages; or

                 (f) If any representation or warranty made by the Company herein or in any Mortgage or in the Note Agreements, or made by the Company in any statement or certificate furnished by the Company in connection with the consummation of the issuance and sale of the Notes or furnished by the Company pursuant to this Indenture, any Mortgage or the Note Agreements, proves untrue in any material respect as of the date of the issuance or making thereof; or

                 (g) A custodian, liquidator, trustee or receiver is appointed for the Company or for the major part of its property and is not discharged within 60 days after such appointment; or

                 (h) The Company becomes insolvent or bankrupt, is generally not paying its debts as they become due or makes an assignment for the benefit of creditors, or the Company applies for or consents to the appointment of a custodian, liquidator, trustee or receiver for the Company or for the major part of its property; or

                 (i) Bankruptcy, reorganization, arrangement or insolvency proceedings, or other proceedings for relief under any bankruptcy or similar law or laws for the relief of debtors, are instituted by or against the Company and, if instituted against the Company, are consented to or are not dismissed within 60 days after such institution.

         When any Event of Default described in subparagraph (a) or (b) of this
Section 6.1 has occurred and is continuing, the Trustees at the direction of any holder of the Notes shall or any holder of any Note may, by notice in writing sent in the manner provided in Section 11.5 hereof to the Company (and to the Trustees, if such notice is delivered by a holder or the holders of the Notes), declare the entire principal and all interest accrued on such Note to be, and such Note shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in subparagraphs
(a) through (f), inclusive of this Section 6.1 has happened and is continuing, the Trustees at the direction of the holder or holders of 35% or more of the principal amount of the Notes at the time outstanding or the holder or holders of 35% or more of the principal amount of Notes at the time outstanding may, by notice in writing sent in the manner provided in Section 11.5 hereof to the Company (and to the Trustees if such notice is delivered by a holder or the holders of the Notes), declare the entire principal and all interest accrued on all Notes to be, and all Notes shall thereupon become, forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived. When any Event of Default described in subparagraph (g), (h) or (i) of this Section 6.1 has occurred, then all outstanding Notes shall immediately become due and payable without presentment, demand or notice of any kind. Upon the Notes becoming due and payable as a result of any Event of Default as aforesaid, the Company will forthwith pay to the Trustees for the benefit of the holders of the Notes then outstanding the entire principal and interest accrued on the Notes and, to the extent not prohibited by applicable law an amount as liquidated damages for the loss of the bargain evidenced hereby (and not as a penalty) equal to the Make Whole Amount. The Company further agrees, to the extent permitted by law, to pay to the Trustees and the holders of the Notes all costs and expenses incurred by them in the collection of any Notes upon any default hereunder or thereon, including reasonable compensation to such Trustees' and to such holders' attorneys for all services rendered in connection therewith, whether or not a lawsuit is filed in connection therewith.

         In case the Company shall fail to pay the same forthwith, the Trustees, in their own names and as trustees of an express trust, shall be entitled to recover judgment for the whole amount so due and unpaid against the Company and/or any other obligor on the Notes. The right of the Trustees to recover such judgment shall not be affected by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture.

         THE COMPANY ACKNOWLEDGES THAT THE PURCHASERS WOULD NOT PURCHASE THE NOTES WITHOUT THE COMPANY'S AGREEMENT, AS SET FORTH ABOVE IN THIS SECTION 6.1, TO PAY THE PURCHASERS OR ANY OTHER HOLDERS OF THE NOTES A PREPAYMENT PREMIUM UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED BY THE NOTES FOLLOWING THE ACCELERATION OF THE MATURITY DATE BY REASON OF AN EVENT OF DEFAULT OCCURRING AND CONTINUING HEREUNDER, AND THE COMPANY HAS CAUSED THE PERSON SIGNING THIS INDENTURE ON THE COMPANY'S BEHALF SEPARATELY TO INITIAL THE AGREEMENT CONTAINED IN THIS SECTION 6.1, IN COMPLIANCE WITH SECTION 2954.10 OF THE CALIFORNIA CIVIL CODE, BY PLACING HIS INITIALS BELOW:

                              INITIALS: /s/ JPC
                                       ------------

         Section 6.2. Suits for Endorsement; Power of Sale. In case of the happening of an Event of Default as defined in Section 6.1 and during the continuance thereof, the Trustees from time to time in their discretion may, but subject always to the written direction of the holders of at least 51% of the outstanding principal amount of the Notes, exercise, in addition to all other rights and powers described herein or permitted under applicable law, all or any of the following powers as they may deem best for the protection and enforcement of the interests and rights of the Trustees and of the holders of the Notes then outstanding:

                 (a) the Trustees may, in their own name and as trustees of an express trust, protect and enforce their rights and the rights of the holders of the Notes by bringing such actions, at law or in equity or before any administrative tribunal, as the Trustees, being advised by counsel, shall deem appropriate, including, without limitation, actions for the specific performance of any covenant hereof, or of the Notes, and for the foreclosure of one or all of the Mortgages; and the Trustees shall be entitled, in their own names and as trustees of an express trust, to recover judgment for any and all sums then, or during any Default becoming due and payable by the Company under any provisions hereof or of the Notes or any of the Mortgages, including, without limitation, any deficiency in the payment of all amounts due under the provisions hereof or of the Notes or any of the Mortgages remaining after any sale of the Mortgaged Properties in foreclosure proceedings or by virtue of the Trustees' power of sale or otherwise, and, in addition thereto, such amounts as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, and of other proceedings hereunder, and to collect out of the Trust Estate in any manner provided by law all amounts adjudged or decreed to be payable;

                 (b) the Trustees as a matter of contract right and not as a penalty shall be entitled to the appointment of a receiver of, or may enter upon and take possession of, all or any part of the Mortgaged Properties and such receiver or the Trustees shall thereupon be entitled to operate all or any part of the Mortgaged Properties and to make all expenditures and to take all actions necessary or desirable therefor, and to collect and retain all income and earnings arising from the Trust Estate;

                 (c) the Trustees may, with or without entry as aforesaid, sell all or any part of the Mortgaged Properties at public or private sale, upon such notice, in such manner, at such time or times, and upon such terms consistent with the applicable laws of the respective States wherein such Mortgaged Properties are located, as the Trustees may determine;

                 (d) the Trustees may exercise any remedies and take any other appropriate action to protect and enforce the rights and remedies of the Trustees or the holders of the Notes under the Mortgages; and

                 (e) the Trustees shall have any and all rights and remedies provided to a secured party by the Uniform Commercial Code with respect to all parts of the Mortgaged Properties which are or which are deemed to be governed by the Uniform Commercial Code.

         The Company, to the extent permitted by law, shall not claim any rights under any stay, valuation, exemption or extension law, and hereby waives any right of redemption which it may have in respect of the Mortgaged Properties.

         Section 6.3. Foreclosure and Sale of Mortgaged Property. In the event of any sale made under or by virtue of this Indenture or any of the Mortgages, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or decree of foreclosure and sale, the whole of the Mortgaged Properties may be sold in one parcel and as an entirety, or in separate parcels or lots, as the Trustees may reasonably determine, or as they may be directed by the written direction of the holders of not less than a majority in principal amount of the Notes then outstanding.

         Section 6.4. Adjournment of Sale. The Trustees may adjourn from time to time any sale by them to be made under the provisions of this Indenture or any of the Mortgages, by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by law, the Trustees, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         Section 6.5. Trustees May Execute Conveyances and Deliver Possession; Sale a Bar. Upon the completion of any foreclosure sale or sales made under or by virtue of this Indenture or any of the Mortgages and in accordance with applicable law, the Trustees shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed, or good and sufficient deeds, and other instruments conveying, assigning and transferring all their estate, right, title and interest in and to the Mortgaged Properties, privileges and rights so sold. The Trustees are hereby irrevocably appointed the true and lawful attorneys-in-fact of the Company, in its name, place and stead or in the name of the Trustees, to make all such necessary conveyances, assignments, transfers and deliveries of the premises and the Mortgaged Properties, privileges and rights so sold and for that purpose the Trustees may execute all necessary deeds and instruments of assignment and transfer, and may substitute one or more Persons with like power, the Company hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Company, if so requested in writing by the Trustees, shall ratify and confirm any such sale or sales by executing and delivering to the Trustees or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Trustees, for the purpose and as may be designated in such request.

         Any such sale or sales made under or by virtue of this Indenture or any of the Mortgages, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all estate, right, title, interest, claim or demand whatsoever, whether at law or in equity, of the Company, in and to the Mortgaged Properties, privileges and rights so sold, and shall be a perpetual bar both at law and in equity against the Company, its successors and assigns, and against any and all Persons claiming or who may claim the same, or any part thereof from, through or under the Company, its successors or assigns.

         Section 6.6. Receipt Sufficient Discharge for Purchaser. The receipt of the Trustees or of the court officer conducting any such sale for the purchase money paid at any such sale shall be a sufficient discharge therefor to any purchaser of the Mortgaged Properties, or any part thereof, sold as aforesaid; and no such purchaser or his representatives, grantees or assigns, after paying such purchase money and receiving such receipt, shall be bound to see the application of such purchase money upon or for any trust or purpose of this Indenture, or shall be answerable in any manner whatsoever for any loss, misapplication or nonapplication of any such purchase money or any part thereof, nor shall any such purchaser be bound to inquire as to the necessity or expediency of any such sale.

         Section 6.7. Sale to Accelerate Notes. In the event of any sale made under or by virtue of this Indenture or any of the Mortgages, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a valid judgment or decree of foreclosure and sale, the entire principal amount of the Notes, together with accrued and unpaid interest thereon and the Make Whole Amount, if any, if not previously due, immediately thereupon shall become due and payable, anything in the Notes or in this Indenture to the contrary notwithstanding.

         Section 6.8. Application of Proceeds of Sale. The purchase money proceeds or avails of any such sale, together with any other sums which then may be held by the Trustees under this Indenture as part of the Trust Estate or the proceeds thereof, whether under the provisions of this Section 6 or otherwise, shall be applied as follows:

                 First: To the payment of the costs and expenses of foreclosure or suit, if any, and of such sale, and to the extent permitted by applicable law, the reasonable compensation of the Trustees, their agents, attorneys and counsel, and of all proper expenses, liability and advances incurred or made hereunder by the Trustees;

                 Second: To the payment of the amount then owing or unpaid on the Notes for principal, premium, if any, and interest; and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Notes, then ratably according to the aggregate of such principal and the accrued and unpaid interest and premium, if any, with application on each Note to be made, first, to the unpaid premium, if any, thereon, second, to unpaid interest, thereon, and third, to unpaid principal thereof;

                 Third: To the payment of any other sums required to be paid by the Company pursuant to any provision of this Indenture, the Note Agreements, any of the Mortgages, the Notes or any other instrument given to secure the Notes; and

                 Fourth: To the payment of the surplus, if any, to the Company, its successors or assigns, upon the written request of the Company or to whomsoever may be lawfully entitled to receive the same.

         Section 6.9. Purchase of Mortgaged Properties. Upon any sale made under or by virtue of this Indenture or any of the Mortgages, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Trustees may bid for and purchase the Mortgaged Properties being sold, and upon compliance with the terms of sale, may hold, retain and possess and dispose of such Mortgaged Properties in its own absolute right without further accountability; and any purchaser at any such sale may, in paying the purchase price, turn in any of the Notes in lieu of cash to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon. Said Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the holders thereof after a notation of such partial payment shall have been made thereon.

         Section 6.10. Trustees Entitled to Appointment of Receiver. The Company further covenants that upon the happening of any Event of Default and thereafter during the continuance of such Event of Default unless the same shall have been waived as hereinafter provided, the Trustees shall be entitled, as a matter of right, if they shall so elect, (a) forthwith and without declaring the principal of the Notes to be due and payable, or (b) after declaring the same to be due and payable, or (c) upon the filing of a bill in equity to foreclose this Indenture or to enforce the specific performance hereof or in aid thereof or upon the commencement of any other judicial proceeding to enforce any right of the Trustees or of the holders of the Notes, to the appointment of a receiver or receivers of the Mortgaged Properties and of all the earnings, revenues, rents, issues, profits and income thereof, with such powers as the court making such appointment shall confer, which may comprise any or all of the powers which the Trustees are authorized to exercise by the provisions of Section 6.2. The Company, if requested so to do by the Trustees, will consent to the appointment of any such receiver as aforesaid.

         Section 6.11. Trustees May Enforce Rights without Notes. All rights of action under this Indenture or under any of the Mortgages or Notes may be enforced by the Trustees without the possession of any of the Notes and without the production thereof at any trial or other proceedings relative thereto. Any such suit or proceedings instituted by the Trustees shall be brought in their own names or as Trustees, and any recovery of judgment shall be, subject to the rights of the Trustees, for the ratable benefit of the holders of the Notes outstanding.

         Section 6.12. Notice of Event of Default; Waiver. The Corporate Trustee shall promptly (and in no event more than two Business Days) after obtaining actual knowledge of any Event of Default give notice thereof to the holders of all Notes at the time outstanding. The holders of at least 66 2/3% in principal amount of the Notes at the time outstanding hereunder may waive any Event of Default hereunder and its consequences which result from the failure of the Company to comply with any provisions of this Indenture, compliance with which can be waived by such holders pursuant to Section 8.1 and rescind or annul any declaration of maturity made pursuant to Section 6.1 hereof; provided, that at the time such declaration is rescinded or annulled:

                 (a) no judgment or decree has been entered for the payment of any moneys due pursuant to the Notes, this Indenture or any of the Mortgages;

                 (b) all arrears of interest upon and principal payable in respect of all of the Notes and all other sums payable under the Notes, this Indenture and the Mortgages (except any principal, interest or premium on the Notes which has become due and payable solely by reason of such declaration under Section 6.1 hereof) shall have been duly paid; and

                 (c) each and every other Default and Event of Default shall have been made good, cured or waived pursuant to Section 8.1 hereof.

In case of any such waiver, or in case any proceedings taken on account of any such Default or Event of Default shall be discontinued or abandoned or determined adversely to the Trustees, then and in every such case, the Company, the Trustees and the holders of the Notes shall be restored to their former positions and rights hereunder respectively. No such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

         Section 6.13. Limitation on Noteholders' Right to Sue. No holder of any Note shall have any right to institute any suit, action or proceeding at law or in equity growing out of any provision of this Indenture or any of the Mortgages, or for the foreclosure or enforcement of this Indenture or any of the Mortgages, unless and until an Event of Default shall have happened and unless and until such holder shall have previously given to the Corporate Trustee written notice of the happening of such Event of Default and of the continuance thereof as hereinbefore provided, and also (except as hereinafter provided) unless and until the holders of at least 35% in principal amount of the Notes then outstanding shall have made written request upon the Trustees and shall have afforded to them a reasonable opportunity to institute such action, suit or proceeding in their own names unless also the Trustees in conjunction with any such written request shall have been offered by such holders indemnity reasonably satisfactory to them against the costs, expenses and liabilities to be incurred as a result of the Trustees instituting such action, suit or proceeding, and the Trustees shall have neglected or refused to so institute such action, suit or proceeding within a reasonable time after receipt of such notification, request and offer of indemnity; and such notification, request, offer of indemnity and refusal or neglect are hereby declared in every such case to be conditions precedent to the institution by such holder of the Notes of any such action, suit or proceeding; it being understood and intended and being expressly covenanted by the holder of every Note with every other holder and with the Trustees that no one or more holders of the Notes shall be entitled to take any action or institute any such suit to enforce the payment of its Notes if and to the extent that the taking of such action or the institution or prosecution of any such suit or the entry of judgment therein would under applicable law result in a surrender, impairment, waiver or loss of the lien of this Indenture or any of the Mortgages upon the Mortgaged Properties, or any part thereof, as security for Notes held by any other holder of the Notes, or shall have any right in any manner whatever to affect, disturb or prejudice the rights of the holders of any other of the Notes, or to enforce any right hereunder, except in the manner herein provided, and for the equal, ratable and common benefit of all holders of the Notes. Nothing in this Section 6.13 or elsewhere in this Indenture or in the Notes contained, however, shall affect or impair the obligation of the Company, which is unconditional and absolute, to pay the principal of, premium, if any, and interest on, the Notes to the respective holders of the Notes, in the manner and at the time and places therein respectively expressed, nor shall it affect or impair the right of the respective holders of the Notes, by an action at law upon the promises to pay therein contained, to enforce such payment.

     Section 6.14. Remedies Cumulative. No remedy herein conferred upon or reserved to the Trustees or to the holders of the Notes is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     Section 6.15. Delay or Omission Not a Waiver. No delay or omission of the Trustees, or of any holder of the Notes, to exercise any right or power accruing upon any Default or Event of Default, shall impair any such right or power, or shall be construed to be a waiver of any such Default or Event of Default or an acquiescence therein; and every power and remedy given by this Indenture or any of the Mortgages to the Trustees or to the holders of the Notes may be exercised from time to time and as often as may be deemed expedient by the Trustees or by the holders of the Notes.

     Section 6.16. Waiver of Extension, Appraisement, Stay, Laws. The Company will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Indenture or any of the Mortgages; nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Properties, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein contained, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted by the United States of America or by any state or territory, or otherwise, to redeem any of the Mortgaged Properties so sold or any part thereof, and the Company hereby expressly waives all benefits or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Trustees, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted.

     Section 6.17. Restoration of Positions. If the Trustees or any holder of the Notes has instituted any proceeding to enforce any right or remedy under this Indenture or any of the Mortgages by foreclosure, entry or otherwise and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustees or to such holder of the Notes, then and in every such case the Company, the Trustees and the holders of the Notes shall, subject to any determination in such proceeding, be restored to their former positions hereunder, and thereafter all rights and remedies of the Trustees and the holders of the Notes shall continue as though no such proceeding had been instituted.

     Section 6.18. Control of Remedies by Noteholders. Notwithstanding any other provision of this Section 6, the holders of at least 51% in principal amount of the Notes from time to time outstanding shall have the right, by an instrument in writing delivered to the Trustees, to determine which of the remedies herein set forth shall be adopted and to direct the time, method and place of conducting all proceedings to be taken under the provisions of this Indenture or any of the Mortgages for the enforcement thereof or of the Notes; provided, however, that the Trustees shall have the right to decline to follow any such direction if the Trustees shall be advised by an Opinion of Counsel that the action or proceeding so directed may not lawfully be taken or would be unjustly prejudicial to holders of Notes not parties to such direction.

     Section 6.19. Trustees May File Proofs of Claims. The Trustees are hereby appointed, and each and every holder of the Notes, by receiving and holding the same, shall be conclusively deemed to have appointed the Trustees the true and lawful attorneys-in-fact of such holder, with authority to make or file, in their own names as trustees of an express trust or otherwise as they shall deem advisable, in any receivership, insolvency, liquidation, bankruptcy, arrangement, reorganization or other judicial proceedings relative to the Company or any other obligor upon the Notes or to their respective creditors or Property, any and all claims, proofs of debt, petitions, consents, other documents and amendments of any thereof, as may be necessary or advisable in order to have the claims of the Trustees and of the holders of the Notes allowed in any such proceeding, and to collect and receive any moneys or other Property payable or deliverable on any such claim, proof of debt, petition or other document and to distribute the same after the deduction of the charges and expenses of the Trustees, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things, as they may deem necessary or advisable in order to enforce in any such proceedings any of the claims of the Trustees and of any such holders in respect of any of the Notes; and any receiver, assignee, trustee or debtor in any such proceedings is hereby authorized, and each and every holder of the Notes, by receiving and holding the same, shall be deemed to have authorized any such receiver, assignee, trustee or debtor, to make any such payment or delivery to or on the order of the Trustees, and in the event that the Trustees shall consent to the making of such payments or deliveries directly to the holders of the Notes to pay to the Trustees any amount due them for



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

compensation and expenses, including counsel fees, incurred by them down to the date of such payment or delivery; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustees to consent to or accept or adopt, on behalf of any holder of Notes, any plan of reorganization or readjustment of the Company affecting the Notes or the rights of any holder thereof, or to authorize or empower the Trustees to vote in respect of the claim of any holder of any Note in any such proceedings.

     Section 6.20. Remedies Subject to Provisions of Law. All rights, remedies and powers provided by this Section 6 may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law in the premises, and all the provisions of this Section 6 are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Indenture invalid or unenforceable under the provisions of any applicable law.

SECTION 7. CONCERNING THE TRUSTEES.

     The Trustees accept the trusts hereunder and agree to perform the same and all other actions to be taken by the Trustees under the Mortgages, but only upon the terms and conditions hereof, including the following, to all of which the Company and the respective holders of the Notes at any time outstanding by their acceptance thereof agree:

     Section 7.1. Duties of Trustees. The Trustees undertake (a) except while an Event of Default actually known to the Trustees shall have occurred and be continuing, to perform such duties and only such duties as are specifically set forth in this Indenture, and (b) while an Event of Default actually known to the Trustees shall have occurred and be continuing, to exercise such of the rights and powers as are vested in them by this Indenture, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     The Trustees upon receipt of instruments furnished to the Trustees pursuant to the provisions of this Indenture, shall examine the same to determine whether or not such instruments appear to conform to the requirements of this Indenture.

     Section 7.2. Trustees' Liability. No provision of this Indenture shall be construed to relieve the Trustees from liability for their own negligent action, negligent failure to act, or their own willful misconduct, except that:

           (a) unless an Event of Default shall have occurred and be continuing, the Trustees shall not be liable except for the performance of such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustees but the duties and obligations of the Trustees shall be determined solely by the express provisions of this Indenture;

           (b) in the absence of bad faith on the part of the Trustees, the Trustees may rely upon the authenticity of, and the truth of the statements and the correctness of the opinions expressed in, and shall be protected in acting upon, any resolution, Officers' Certificate, Opinion of Counsel, Note, request, notice, consent, waiver, order, signature guaranty, notarial seal, stamp, acknowledgment, verification, appraisal, report, stock certificate, or other paper or document believed by the Trustees to be genuine and to have been signed, affixed or presented by the proper party or parties;

           (c) in the absence of bad faith on the part of the Trustees, whenever the Trustees, or any of their agents, representatives, experts or counsel, shall consider it necessary or desirable that any matter be proved or established, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by an Officers' Certificate; provided, however, that the Trustees, or such agent, respectively, expert or counsel, may require such further and additional evidence and make such further investigation as it or they may consider reasonable;

           (d) the Trustees may consult with counsel and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered hereunder in good faith and in accordance with such advice or Opinion of Counsel;

           (e) the Trustees shall not be liable with respect to any action taken or omitted to be taken by them in good faith in accordance with any direction or request of a holder or holders of the Notes with which the Trustees are required by the provisions hereof to comply;

           (f) the Trustees shall not be liable for any error of judgment made in good faith by an officer of the Corporate Trustee unless it shall be proved that the Corporate Trustee was negligent in ascertaining the pertinent facts;

           (g) the Trustees shall not be deemed to have knowledge of any Default or Event of Default unless and until they shall have actual knowledge thereof or have received written advice thereof from the holder of any Note;

           (h) whether or not an Event of Default shall have occurred, the Trustees shall not be under any obligation to take any action under this Indenture (including action under Section 6.18 hereof) which may tend to involve them in any expense or liability, the payment of which within a reasonable time is not, in their reasonable opinion, assured to them by the security afforded to them by the terms of this Indenture, unless and until requested in writing so to do by one or more holders of Notes outstanding hereunder and furnished, from time to time as they may require, with reasonable security and indemnity; and

           (i) whether or not an Event of Default shall have occurred whenever it is provided in this Indenture that the Trustees consent to any act or omission by any Person or that the Trustees exercise their discretion in any manner, the Trustees may (but need not) seek the written acquiescence of the holders of at least 51% in principal amount of the Notes then outstanding and, unless written evidence of such acquiescence has been received by the Trustees, they shall be fully justified in refusing so to consent or so to exercise their discretion.

     Section 7.3. No Responsibility of Trustees for Recitals. The recitals and statements contained herein and in the Notes (except for the Corporate Trustee's certificate of authentication endorsed on the Notes) shall be taken as the recitals and statements of the Company, and the Trustees assume no responsibility for the correctness of the same.

     The Trustees make no representation as to the validity or sufficiency of this Indenture or any of the Mortgages, or of the Notes secured hereby, the security hereby or thereby afforded, the title of the Company to the Mortgaged Properties or the descriptions thereof, or the filing or recording or registering of this Indenture or any other document.

     The Trustees shall not be concerned with or accountable to anyone for the use or application of any deposited moneys which shall be released or withdrawn in accordance with the provisions of this Indenture or of any Property or Securities or the proceeds thereof which shall be released from the lien hereof and any of the Mortgages in accordance with the provisions of this Indenture or the Mortgages, as the case may be.

     Section 7.4. Compensation and Expenses of Trustees; Indemnification; Lien Therefor. The Company covenants to pay to the Trustees such compensation for their services hereunder and under the Mortgages as shall be agreed to by the Company and the Trustees, or, in the absence of such agreement, reasonable compensation therefor (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and to pay, or reimburse, the Trustees for all reasonable expenses incurred hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustees may employ in connection with the exercise and performance of their powers and duties hereunder.

     The Company will also indemnify and save the Trustees, their agents, employees and representatives, harmless against any expenses (including reasonable attorneys' fees), liabilities and damages, not arising from their own willful misconduct or negligence, which they or any of them may incur in the exercise and performance of their rights, powers, trusts, duties and obligations hereunder.

     The Trustee shall have no right against the holder of any Note for the payment of compensation for its services hereunder or any expenses or disbursements incurred in connection with the exercise and performance of its powers and duties hereunder or any indemnification against liabilities which it may incur in the exercise and performance of such powers and duties but, on the contrary, shall look solely to the Company for payment and indemnification and it shall have no lien on the Trust Estate as security for such compensation, expenses, disbursements and indemnification except to the extent provided in
Section 6.8 hereof.

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

     Section 7.5. Moneys Received by Trustees; Trust Funds - Segregation. All moneys received by the Trustees under or pursuant to any provision of this Indenture shall constitute trust funds for the purpose for which they were paid or are held and shall be segregated from other moneys held by the Trustees under such conditions as may be prescribed by applicable law for trust funds.

     The Trustees shall not be responsible for the payment of interest on any such moneys except as otherwise expressly provided herein.

     Section 7.6. Action by Individual Trustee. The Individual Trustee shall act as and be such upon the following terms and conditions:

           (a) Subject to the provisions of Section 7.17, all rights, powers, duties and obligations confer-red or imposed upon the Trustees shall be conferred or imposed solely upon and solely exercised and performed by the Corporate Trustee except as expressly provided otherwise in this Indenture and except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Corporate Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by the Individual Trustee.

           (b) No power granted by this Indenture to, or which this Indenture provides may be exercised by, the Individual Trustee shall be exercised by the Individual Trustee except jointly with, or with the consent in writing of, the Corporate Trustee, anything herein contained to the contrary notwithstanding.

     Section 7.7. Resignation of Corporate Trustee. The Corporate Trustee may resign and be discharged from the trusts created hereby by delivering notice thereof to the Company and all holders of the Notes at the time outstanding, specifying a date (not earlier than 120 days after the date of such notice) when such resignation shall take effect; provided that in no event shall any such resignation be effective until a successor Corporate Trustee has been appointed pursuant to Section 7.9 hereof.

     Such resignation shall take effect on the day on which a qualified successor Corporate Trustee shall have been appointed as provided in Section
7.9 and shall have accepted in writing its obligations hereunder.

     Section 7.8. Removal of Corporate Trustee. The Corporate Trustee may be removed at any time, for or without cause, by an instrument or instruments in writing executed by the holders of at least 51% in aggregate principal amount of the Notes at the time outstanding and delivered to the Corporate Trustee with a copy to the Company, specifying the removal and the date when it shall take effect.

     Section 7.9. Appointment of Successor Corporate Trustee. in case at any time the Corporate Trustee shall resign or be removed or become incapable of acting, a successor Corporate Trustee may be appointed by the holders of at least 51% in aggregate principal amount of the Notes at the time outstanding, by an instrument or instruments in writing executed by such holders of the Notes and filed with such successor Corporate Trustee with a copy of such instrument or instruments to the Company; provided that if no Default or Event of Default shall have occurred and be continuing at the time such holders of the Notes shall so appoint a successor Corporate Trustee, the concurrence of the Company in the selection of such successor Corporate Trustee shall be required.

     Section 7.10. Succession of Successor Trustee. Any successor Corporate Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the predecessor Corporate Trustee an instrument accepting such appointment, and thereupon such successor Corporate Trustee, without any further act, deed, conveyance or transfer, shall become vested with the title to the Trust Estate, and with all the rights, powers, trusts, duties and obligations of the predecessor Corporate Trustee in the trust hereunder, with like effect as if originally named as Corporate Trustee herein. Without limiting the foregoing, such successor Corporate Trustee shall also execute, acknowledge and deliver to the Company and the holders of the Notes such further act, deed, conveyance or transfer as may reasonably be requested by any holder of the Notes for more fully and certainly vesting and confirming to such successor Corporate Trustee the title of the Trust Estate and all rights, powers, trusts, duties and obligations of the predecessor Corporate Trustee.

     Upon the request of any such successor Corporate Trustee, however, the Company and the predecessor Corporate Trustee shall execute and deliver such instruments of conveyance and further assurance and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor Corporate Trustee the title to the Trust Estate and all such rights, powers, trusts, duties and obligations of the predecessor Corporate Trustee hereunder, and the predecessor Corporate Trustee shall also assign and deliver to the successor Corporate Trustee any property subject to the lien of this Indenture which may then be in its possession.

     Section 7.11. Eligibility of Corporate Trustee. The Corporate Trustee shall be a state or national bank or trust company in good standing, organized under the laws of the United States of America or any state thereof and having (or having a parent which has) a capital, surplus and undivided profits aggregating at least Five Hundred Million and 00/100 (U.S.$500,000,000) Dollars.

     In case the Corporate Trustee shall cease to be eligible in accordance with the provisions of this Section, the Corporate Trustee shall resign immediately in the manner and with the effect specified in Section 7.7.

     Section 7.12. Successor Trustee by Merger. Any corporation into which the Corporate Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Corporate Trustee shall be a party, or any state or national bank or trust company in any manner succeeding to the corporate trust business of the Corporate Trustee as a whole or substantially as a whole, if eligible as provided in Section 7.11, shall be the successor of the Corporate Trustee hereunder without



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

the execution or filing of any paper or any further act on the part of any of the parties hereto, anything to the contrary contained herein notwithstanding.

     Section 7.13. Resignation of Individual Trustee. The Individual Trustee or any of his successors may resign and may be discharged of the trusts created by this Indenture by giving written notice thereof to the Company and the Corporate Trustee and all holders of the Notes at the time outstanding specifying the date (not earlier than 120 days after the date of such notice) when such resignation shall take effect; provided that in no event shall any such resignation be effective until a successor Individual Trustee has been appointed pursuant to Section 7.15 hereof.

     Such resignation shall take effect on the day on which a qualified successor Individual Trustee shall have been appointed as provided in Section
7.15 and shall have accepted in writing its obligations hereunder.

     Section 7.14. Removal of Individual Trustee. The Individual Trustee or any of his successors may be removed at any time, for or without cause, by the, holders of at least 51% in aggregate principal amount of the Notes at the time outstanding or by the Corporate Trustee, by delivery of a notice of such removal to the Individual Trustee, to the Company, and in the case of removal by such holders to the Corporate Trustee, signed by such holders or the Corporate Trustee, as the case may be.

     Section 7.15. Appointment of Successor to Individual Trustee. If at any time the Individual Trustee or any of his successors shall die, resign or be removed or otherwise become incapable of acting, or if for any reason the office of Individual Trustee shall become vacant, a successor to the Individual Trustee shall forthwith be appointed by the Corporate Trustee or, in the event that the Corporate Trustee shall fail to make such appointment within 10 days after the occurrence of such death, resignation, removal, incapacity or vacancy, by the holders of at least 51% in aggregate principal amount of the Notes at the time outstanding by an instrument signed by the Corporate Trustee or by such holders, notice of which appointment shall be sent to the Company.

     Section 7.16. Succession of Successor to Individual Trustee. Any Person appointed as a successor to the Individual Trustee shall execute, acknowledge and deliver to his predecessor, to the Corporate Trustee and to the Company, an instrument accepting such appointment hereunder, and thereupon such Person without any further act, deed or conveyance shall become vested with all the estates, Properties, rights, powers, duties and trusts of his predecessor in the trusts hereunder with like effect as if originally named as Individual Trustee herein; but nevertheless, on the written request of the Company or of the Corporate Trustee or of the Individual Trustee, the predecessor shall execute and deliver an instrument transferring to the Individual Trustee, upon the trusts expressed in this Indenture, all the estates, Properties, rights, powers and trusts granted to him by this Indenture and shall duly assign, transfer, deliver and pay over to the Individual Trustee any Property and money subject to the lien of this Indenture held by such predecessor. Should any instrument in writing from the Company or from the Corporate Trustee be required by any Person who becomes the Individual Trustee for more fully and certainly vesting in and confirming to such Individual Trustee such estates, Properties, rights, powers and trusts, then, on request, any and all such instruments in writing shall be made, executed, acknowledged and delivered by the Company and/or the Corporate Trustee.

     Section 7.17. Co-Corporate Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Mortgaged Properties may be located, the Company and the Corporate Trustee shall have the power to appoint, and, upon the written request of the Corporate Trustee or of the holders of at least 51% in aggregate principal amount of the Notes outstanding, the Company shall for such purpose join with the Corporate Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Corporate Trustee either to act as co-trustee, jointly with the Corporate Trustee, of all or any part of the Mortgaged Properties, or to act as separate trustee of any Mortgaged Property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid any part or portion of the Trust Estate, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.17. If the Company does not join in such appointment within 10 days after the receipt by it of a request so to do, or in case a Default or Event of Default has occurred and is continuing, the Corporate Trustee alone shall have power to make such appointment.

     Should any written instrument from the Company be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such part or portion of the Trust Estate, title, right or power, any and all such instruments shall, on requires, be executed, acknowledged and delivered by the Company.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

           (a) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or Pledged with, the Trustees hereunder, shall be exercised solely by the Corporate Trustee.

           (b) The rights, powers, duties and obligations hereby conferred or conferred by any of the Mortgages or imposed upon the Trustees in respect of any Property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Corporate Trustee or by the Corporate Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Corporate Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

           (c) The Corporate Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company evidenced by an Officer's Certificate, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 7.17, and, in case a Default or Event of Default has occurred and is continuing, the Corporate Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Corporate Trustee, the Company shall join with the Corporate Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee that has so resigned or been removed may be appointed in the manner provided in this Section.

           (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Corporate Trustee, or any other such trustee hereunder nor shall the Corporate Trustee be liable by reason of any act or omission of any co-trustee or separate trustee hereunder.

           (e) Any written direction of the holders of the Notes delivered to the Corporate Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 8.  SUPPLEMENTAL INDENTURES, AMENDMENTS, WAIVERS AND CONSENTS.

     Section 8.1. Supplemental Indentures, Amendments, Waivers and Consents by Noteholders. Upon the waiver or consent of the holders of a least 66-2/3% in aggregate principal amount of the Notes at the time outstanding (a) the Company may take any action prohibited, or omit the taking of any action required, by any of the provisions of this Indenture or any indenture supplemental hereto or the provisions of any of the Mortgages, or (b) the Company, when authorized by resolution of its Board of Directors or the Executive Committee of the Board of Directors, and the Trustees, may enter into an indenture or indentures supplemental hereto for the purpose of adding, changing or eliminating any provisions of this Indenture or of any indenture supplemental hereto or enter into any amendment to any of the Mortgages for the purpose of adding, changing or eliminating any provision of such Mortgage or modifying in any other manner the rights and obligations of the holders of the Notes and the Company; provided that notwithstanding the foregoing (1) the waiver or consent of such holders of the Notes shall not be required to enter into a supplemental indenture to provide for the creation of any series of Improvement Notes pursuant to and within the limitations of the provisions of Section 2.2 hereof except to the extent such consent is expressly required by the terms and provisions of Section 2.2(c)(1), and (2) no supplemental indenture, amendment, waiver or consent shall:

           (i) impair or affect the right of any holder to receive payments or prepayments of the principal of and payments of the interest and premium, if any, on its Note, as therein and herein provided, without the consent of such holder,

           (ii) amend Sections 6.1(a) and (b),

           (iii) other than pursuant to Section 2.2 hereof, permit the creation of any lien prior to, or on a parity with, the lien of this Indenture and the Mortgages with respect to any of the Mortgaged Properties, without the consent of the holders of all the Notes at the time outstanding,

           (iv) effect the deprivation of any holder of the Notes of the benefit of the lien of this Indenture upon all or any part of the Trust Estate without the consent of such holder of the Notes,

           (v) reduce the aforesaid percentage of the aggregate principal amount of Notes, the holders of which are required to consent to any such supplemental indenture, amendment, waiver or consent pursuant to this Section, without the consent of the holders of all of the Notes at the time outstanding, or

           (vi) modify the rights, duties or immunities of the Corporate Trustee or the Individual Trustee without its consent.

     Section 8.2. Solicitation of Noteholders. The Company will not solicit, request or negotiate for or with respect to any proposed supplemental indenture, amendment, waiver or consent of any of the provisions of this Indenture, any Mortgage or the Notes unless each holder of the Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of the Notes as consideration for or as an inducement to the entering into by any holder of the Notes of any amendment, waiver or consent with respect to any of the terms and provisions of this Indenture, any Mortgage or the Notes unless such remuneration is currently paid, on the same terms, ratably to the holders of all of the Notes then outstanding.

     Section 8.3. Notice of Supplemental Indentures Amendments, Waivers and Consents. Within five Business Days after the execution by the Company and the Trustees of any supplemental indenture, amendment, waiver or consent pursuant to the provision of Section 8.1 hereof, the Company shall give written notice setting in general terms the substance of such supplemental indenture, amendment, waiver or consent together with a copy thereof, mailed in the manner provided in Section 11.5 hereof, to each holder of the Notes at its address set forth in the Register.

     Section 8.4. Opinion of Counsel Conclusive as to Supplemental Indenture, Amendment, Waiver and Consent. The Trustees are hereby authorized to join with the Company in the execution of any such supplemental indenture, amendment, waiver or consent authorized or permitted by the terms of this Indenture to make the further. agreements and stipulations which may be therein contained, and the Trustees may receive an Opinion of Counsel and an Officers' Certificate as conclusive evidence that any supplemental indenture, amendment, waiver or consent executed pursuant to the provisions of this Section 8 complies with the requirements of this Section 8.

     Section 8.5. Expenses of Supplemental Indentures; Amendments, Waivers and Consents. The Company hereby covenants and agrees to pay all fees, expenses and disbursements of the Trustees and the holders of the Notes (including without limitation, reasonable attorneys' fees and court costs) relating to any supplemental indentures, amendments, waivers or consents pursuant to the provisions of this Indenture, any of the Mortgages or the Notes (whether or not the same are actually executed or delivered), including without limitation, the fees, expenses and disbursements of the holders of the Notes and of an investment banker or other firm acting as financial advisor to the holders of the Notes following the occurrence and during the continuance of a Default or an Event of Default or in connection with any supplemental indenture, amendment, waiver or consent resulting from any work-out, restructuring or similar proceeding relating to the performance or nonperformance by the Company of its obligations under the provisions of this Indenture, any of the Mortgages or the Notes as the result of any potential Default or Event of Default or incurred in connection with the enforcement of rights hereunder or under any of the Mortgages or under the Notes as a result of any potential Default or Event of Default, whether or not a lawsuit is filed in connection therewith.

SECTION 9.      ACTION BY NOTEHOLDERS.

     Section 9.1. Evidence of Action by Noteholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by holders of the Notes in person or by attorney or proxy appointed in writing.

     Section 9.2. Noteholders' Execution of Instruments; Proof of Holdings.
The fact and date of the execution of any instrument by a holder of the Notes or his attorney or proxy may be proved by the certificate under his official seal of any notary public or other officer in any jurisdiction who, by the laws thereof, has power to take acknowledgements or proof of deeds to be recorded within such jurisdiction, that the Person who signed such instrument did acknowledge before such notary public or other officer the execution thereof, or by the affidavit of a witness to such execution; where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership such certificate or affidavit shall also constitute sufficient proof of his authority.

SECTION 10.     DISCHARGE.

     Section 10.1. Discharge. If the Company shall pay and discharge the whole amount of the principal of, premium if any, and interest on all Notes at the time outstanding in

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

accordance with the terms hereof and thereof and shall pay or cause to be paid all other sums payable hereunder or under any of the Mortgages, then and in that case all Property, rights and interests hereby conveyed or assigned or Pledged shall revert to the Company, and the estate, right, title and interest of the Trustees and the holders of the Notes therein shall thereupon cease, terminate and become void; and the Trustees, in such case, on demand of the Company and at its cost and expense, shall execute and deliver to the Company a proper instrument or proper instruments acknowledging the satisfaction and termination of this Indenture, and shall convey, assign and transfer, or cause to be conveyed, assigned or transferred, and shall deliver or cause to be delivered, to the Company, all Property, including money, then held by the Trustees, other than moneys deposited with the Corporate Trustee for the payment of the principal of and premium, if any, or interest on any Notes. Without limiting the foregoing, if any Mortgage shall be terminated as and to the extent contemplated by Section 4 hereof and upon satisfaction of the Company's obligations pursuant to Section 5.2 or 5.3 hereof, as the case may be, with respect to such Mortgaged Property, the Trustee shall, at the Company's expense, do, execute, acknowledge and deliver each and every deed, conveyance, transfer and release necessary or proper to evidence the release of the Mortgage relating to such Mortgaged Property, whereupon such Mortgage and the lien created thereby with respect to such Mortgaged Property shall terminate and be of no further force and effect.

     Section 10.2. Corporate Trustee's Retention of Moneys Deposited for Payment of Notes. Payment of the Notes being so duly provided for, the Company shall not be required to pay interest in respect of any period after the maturity date. thereof to any holder of Notes, and moneys deposited for the payment of principal or interest or for prepayment, or otherwise, remaining unclaimed in the possession of the Corporate Trustee for six years after the date of the maturity of the Notes or the date fixed for the prepayment of the Notes, as the case may be, shall be repaid to the Company upon its request and holders of such Notes shall thereafter be entitled to look only to the Company for payment thereof. On the date payment of the Notes is due, the Trustees shall pay the money deposited by the Company with the Corporate Trustee to the holders of the Notes. If the Corporate Trustee does not pay to the holders of the Notes as provided in Section 2.4 hereof the money so deposited by the Company within one Business Day of such date of deposit, the Corporate Trustee shall pay interest thereon at the Overdue Rate on any monies so deposited but not so paid for the period from and including such date of deposit to but not including the date of payment by the Corporate Trustee.

SECTION 11.     MISCELLANEOUS PROVISIONS.

     Section 11.1. Recapture. To the extent any holder of the Notes receives any payment by or on behalf of the Company, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Company or its respective trustee, receiver, custodian, liquidator or any other party under any bankruptcy law, state or Federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated and shall be included within

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

the liabilities of the Company to the holders of the Notes as of the date such initial payment, reduction or satisfaction occurred.

     Section 11.2. Indenture for Benefit of Parties Hereto. Nothing in this Indenture, expressed or implied, is intended or shall be construed to confer upon or to give to, any Person other than the parties hereto, and the holders of the Notes, any right, remedy or claim under or by reason of this Indenture or any covenant, condition or stipulation hereof; and the covenants, stipulations and agreements in this Indenture contained are and shall be for the sole and exclusive benefit of the parties hereto, their successors and assigns, and the holders of the Notes.

     Section 11.3. Severability. In case any one or more of the provisions contained in this Indenture or in the Notes shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

     Section 11.4. Basis of Opinions of Counsel and Certificates. Any Opinion of Counsel required to be furnished pursuant to any of the provisions of this Indenture may, in lieu of stating the facts required by the provisions hereof, state that the required conditions will be fulfilled on the execution and delivery of designated instruments, which instruments shall be delivered in form approved by such counsel prior to or concurrently with the taking or suffering by the Corporate Trustee of the action as a condition precedent to which such opinion is required to be furnished under the terms of this Indenture.

     Any certificate or opinion of an officer of the Company or an accountant may be based, insofar as it relates to legal matters, upon a certificate or opinion of or upon representations by counsel, unless such officer or accountant knows that the certificates or opinions or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

     Any Opinion of Counsel may be based, insofar as it relates to factual matters, or information with respect to which is in the possession of the Company, upon the certificate or opinion of or representations by an officer or officers of the Company unless such counsel knows that the certificate or opinion or representations with respect to the matters upon which his opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should have known that the same were erroneous.

     Section 11.5. Addresses for Notices and Demands. Any notice to or demand upon the Corporate Trustee or the Individual Trustee may be served or presented, and such demand may be made, in writing by telex, telegraph, telecopy or other means of recorded electronic communication (with a copy of any such communication promptly mailed by registered or certified mail or prepaid nationally recognized overnight air courier service) or by prepaid nationally recognized overnight air courier service, in any such case at the principal office of the Corporate Trustee, XXX, Attention: Corporate Trust Department. Any notice to or demand upon the Company may be served



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

or presented, and such demand may be made to the Company in writing, by means of telex, telegraph, telecopy or by other means of recorded electronic communication (with a copy of any such communication promptly mailed by registered or certified mail or prepaid nationally recognized overnight air courier service) or by prepaid nationally recognized overnight air courier service, in any such case to the Company at International Headquarters, 3100 West Big Beaver Road, Troy, Michigan 48084-3163, Attention: Treasurer, or to the Company at such other address as may be filed in writing by the Company with the Corporate Trustee. A copy of any notice served or presented to the Trustees or the Company shall be sent to each of the holders of the Notes. Any notice or report required by any provision of this Indenture to be given or made to holders of the Notes shall be deemed to have been sufficiently given or made if copies thereof are sent to the holders of the Notes in writing, by means of telex, telegraph, telecopy or other by other means of recorded electronic communication (with a copy of any such communication promptly mailed by registered or certified mail or prepaid nationally recognized overnight air courier service) or by prepaid nationally recognized overnight air courier service, in any such case addressed to each holder of the Notes at the address of such holder set forth in the Register.

     Section 11.6. Environmental Indemnity and Covenant Not to Sue. (a) The Company agrees to indemnify and hold harmless the Trustees and each holder of the Notes, each Person claiming by, through, under or on account of any of the foregoing and the respective directors, officers, counsel and employees of each of the foregoing Persons (the "Indemnified Parties") from and against any and all losses, claims, cost recovery actions, administrative orders or proceedings, damages and liabilities to which any such Indemnified Party may become subject (a) under any Environmental Legal Requirement applicable to the Company or any of the Mortgaged Properties, including without limitation the treatment or disposal of Hazardous Substances on any of the Mortgaged Properties, (b) as a result of the breach or non-compliance by the Company with any Environmental Legal Requirement applicable to the Company or any of the Mortgage Properties and (c) due to past ownership of any of the Mortgaged Properties or past activity on any of the Mortgaged Properties which, though lawful and fully permissible at the time, could result in present liability. The provisions of this Section 11.6(a) shall survive termination of this Indenture by payment in full of all of the Notes issued hereunder, by the foreclosure by the Trustees on the Mortgaged Properties under this Indenture or any of the Mortgages or otherwise, and shall survive the transfer of any Note or Notes issued hereunder.

     (b) Without limiting the provisions of clause (a) of this Section 11.6, the Company and its successors and assigns hereby waive, release and covenant not to bring against any of the Indemnified Parties any demand, claim, cost recovery action or lawsuit they may now or hereafter have or accrue arising from (1) any Environmental Legal Requirement now or hereafter enacted (including those applicable to the Company or any of the Mortgaged Properties, (2) the presence, use, release, storage, treatment or disposal of Hazardous Substances on or at any of the Mortgaged Properties, (3) the breach or non-compliance by the Company with any Environmental Legal Requirement or environmental covenant applicable to the Company or any of the Mortgaged Properties, or (4) any environmental, health or safety condition on or at any of the Mortgaged Properties.



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

     (c) Notwithstanding any provision in any Deed of Trust relating to any Mortgaged Property located in California to the contrary, neither the obligations of, or the payment of any amount by, the Company under this Section
11.6 shall be secured by any such California Deed of Trust, and the Trustee may enforce the provisions of this Section 11.6 with respect to any of the Mortgaged Properties located in California by appropriate proceedings in accordance with Section 736 of the California Code of Civil Procedure. The Company acknowledges and agrees that, in accordance with Section 736 of the California Code of Civil Procedure, such proceedings shall not constitute an action within the meaning of subdivision (a) of Section 726 of the California Code of Civil Procedure.

     Section 11.7. Successors and Assigns. Whenever in this Indenture any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all the covenants, promises and agreements in this Indenture contained by or on behalf of the Company, or by or on behalf of the Trustees, shall bind and inure to the benefit of the respective successors and assigns, whether so expressed or not.

     Section 11.8. Counterparts; Descriptive Headings. This Indenture is being executed in any number of counterparts, each of which is an original and all of which are identical. Each counterpart of this Indenture is to be deemed an original hereof and all counterparts collectively are to be deemed but one instrument. The descriptive headings of the several Sections of and Exhibits to this Indenture were formulated, used and inserted in this Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     Section 11.9. Governing Law. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICTS LAW) OF THE STATE OF MICHIGAN.

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

     IN WITNESS WHEREOF, Kmart Corporation has caused this Indenture to be executed on its behalf by its Vice President; and XXX in evidence of its acceptance of the trusts hereby created, has caused this Indenture to be
executed on its behalf by one of its Assistant Secretary , and   XXXXXXXXXX in
token of his acceptance of the trusts hereby created, has hereunto set his hand and seal, all as of the date first above written.



                                      KMART CORPORATION



                                      By  /s/ James P. Churilla
                                          -------------------------------
                                          Its Vice President



                                      XXX


                                      By /s/   XXXXXXXXXX
                                         -------------------------------
                                         Its  Assistant Secretary
                                                   As Corporate Trustee



                                         /s/    XXXXXXXXXX
                                         -------------------------------
                                           XXXXXXXXXX
                                                   As Individual Trustee




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